FIRST QUARTER 2014

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage / Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Acquisitions / Sales	9
• Leasing	10
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 16
• Unconsolidated Joint Venture Financial Information	17 – 19
• Select Financial Ratios	20
• Debt Analysis:
• Debt Breakdown / Future Repayments	21
• Debt Maturities	22
• Debt Detail	23

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	25
• Consolidated Balance Sheets	26
• Consolidated Statement of Changes in Equity	27
• Statements of Funds from Operations	28
• Statements of Funds from Operations Per Diluted Share	29
• Reconciliation of Basic-to-Diluted Shares/Units	30

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions / Properties Commencing Initial Operations	32
• Summary of Development Projects	33
• Summary of Land Parcels	34
• Rental Property Sales / Dispositions / Rental Property Held for Sale	35

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	37 – 39
• Market Diversification (MSAs)	40
• Industry Diversification (Top 30 Tenant Industries)	41
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	42
(b) Square Footage	43
(c) Base Rental Revenue	44
(d) Percentage Leased	45
• Consolidated Property Listing (by Property Type)	46 – 53
• Significant Tenants (Top 50 Tenants)	54 – 55
• Schedules of Lease Expirations (by Property Type)	56 – 60

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for our properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.4 billion at March 31, 2014. Mack-Cali has been involved in all aspects of commercial real estate development, management, and ownership for over 60 years and has been a publicly traded REIT since 1994. At March 31, 2014, Mack-Cali owned or had interests in 279 properties consisting of 267 office and office/flex properties totaling approximately 31.0 million square feet of commercial space and 12 multi-family rental properties containing over 3,600 residential units, all located in the Northeast, as well as land to accommodate up to 8.4 million square feet of additional commercial space and 5,824 multi-family apartment units – in addition to hotel development.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of March 31, 2014)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	279
Total Commercial Square Feet / Multi-family Units	31.0 million commercial square feet and 3,678 multi-family residential units
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	21.8 million square feet of commercial space and 1,877 multi-family residential units
Northeast Presence	31.0 million square feet of commercial space and 3,678 multi-family residential units
Common Shares and
Units Outstanding	100.1 million
Dividend-- Quarter/Annualized	$0.30/$1.20
Dividend Yield	5.8%
Total Market Capitalization	$4.4 billion
Senior Debt Rating	BBB- (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	David S. Mack
Kenneth M. Duberstein	Alan G. Philibosian
Nathan Gantcher	Irvin D. Reid
Mitchell E. Hersh	Vincent Tese
Jonathan Litt	Roy J. Zuckerberg

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Anthony Krug, Chief Accounting Officer and Acting Chief Financial Officer

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Cowen and Company James Sullivan (646) 562-1380	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Deutsche Bank North America Vin Chao (212) 250-6799	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) for the quarter ended March 31, 2014 amounted to $30.1 million, or $0.30 per share.

Net loss to common shareholders for the first quarter 2014 equaled $15.3 million, or $0.17 per share.

Included in net income and FFO for the first quarter 2014 was $4.8 million or $0.05 per share related to the net effect of unusual electricity rate spikes and $11.0 million or $0.11 per share related to EVP severance costs.

All per share amounts presented above are on a diluted basis.

Total revenues for the first quarter 2014 were $169.6 million.

The Company had 88,630,146 shares of common stock, and 11,518,069 common operating partnership units outstanding as of March 31, 2014. The Company had a total of 100,148,215 common shares/common units outstanding at March 31, 2014.

As of March 31, 2014, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 5.54 percent.

The Company had a debt-to-undepreciated assets ratio of 38.8 percent at March 31, 2014. The Company had an interest coverage ratio of 2.0 times for the quarter ended March 31, 2014.

Acquisitions

In April 2014, the Company acquired Andover Place at 650 Bulfinch Drive in Andover, Massachusetts. The 220-unit, multi-family property was acquired for a purchase price of approximately $37.7 million. The luxury community consists of studio, one-, two-, and three-bedroom units, as well as three-bedroom duplexes. The property is 94 percent leased.

Sales

In March 2014, the Company entered into an agreement to sell its 249,409 square foot office property located at 22 Sylvan Way in Parsippany, New Jersey for approximately $96.6 million. The Company completed the sale of the property on April 23, 2014.

In February 2014, the Company entered into agreements to form various joint ventures with Keystone Property Group to facilitate the sale of 15 of Mack-Cali’s office buildings located in northern New Jersey, New York and Connecticut. Pursuant to the agreements, the portfolio, which totals approximately 2.3 million square feet, will be sold for approximately $230.8 million, including $201.7 million in cash with the balance in the form of senior and subordinated equity.

Through its partnerships with Keystone, Mack-Cali will participate in management and construction fees for the portfolio and a percentage of value creation above certain hurdle rates, and retain a senior pari-passu equity position at three of the properties located in Elmsford, New York. As part of the transaction, Mack-Cali and Keystone will jointly provide leasing representation for the portfolio. The consummation of the transaction between Mack-Cali and Keystone is subject to customary due diligence.

In 2012 and 2013, the Company sold to Keystone 20 office properties and three land parcels located in suburban Philadelphia submarkets in similar type transactions.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Leasing

Mack-Cali’s consolidated commercial in-service portfolio was 83.6 percent leased at March 31, 2014 as compared to 86.1 percent leased at December 31, 2013. The percent leased at March 31, 2014 includes the effects of the lease expirations that had been anticipated of Morgan Stanley & Co. and Credit Suisse (USA) at Harborside in Jersey City aggregating 371,000 square feet.

For the quarter ended March 31, 2014, the Company executed 102 leases at its consolidated in-service portfolio totaling 645,041 square feet, consisting of 497,810 square feet of office space, 93,531 square feet of office/flex space and 53,700 square feet of industrial/warehouse space. Of these totals, 220,288 square feet were for new leases and 424,753 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
Summit Risk Management, Inc., a Summit Financial Resources company and provider of financial planning and wealth management services, renewed 36,470 square feet at 4 Campus Drive in Parsippany. The 147,475 square-foot office building, located in Mack-Cali Business Campus, is 77 percent leased.

-
Pacira Pharmaceuticals, Inc., a specialty pharmaceutical company, relocated and expanded into 27,581 square feet at 5 Sylvan Way in Parsippany. The 151,383 square-foot office building, also located in Mack-Cali Business Campus, is 77.5 percent leased.

-
Dialogic Inc., communications consultants, signed a new lease for 25,823 square feet at 4 Gatehall Drive in Parsippany. The 248,480 square-foot office building, also located in Mack-Cali Business Campus, is 85.9 percent leased.

-
Canare Corporation of America, a manufacturer of electronic cable, connectors, assemblies, and patch panels for broadcast, audio, and video, renewed 16,331 square feet at 45 Commerce Way in Totowa. The 51,207 square-foot office/flex building, located in Mack-Cali Commercenter, is 100 percent leased.

-
Annin & Co., Inc., a flag manufacturer, renewed 15,636 square feet at 105 Eisenhower Parkway in Roseland. The 220,000 square-foot office building, located in Eisenhower/280 Corporate Center, is 51.7 percent leased.

CENTRAL NEW JERSEY:
-	Jersey Central Power and Light Company renewed 52,934 square feet at One River Centre, 331 Newman Springs Road, Building III in Red Bank.

-	Also at One River Centre, Building III, FirstEnergy Service Company, a diversified energy company, renewed 17,497 square feet. The 194,518 square-foot office building is 100 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Clancy Cullen Moving & Storage Co., Inc. signed a new lease for 46,000 square feet at 4 Warehouse Lane in Elmsford. The 195,500 square-foot industrial/warehouse building, located in Elmsford Distribution Center, is 97 percent leased.

CONNECTICUT:
-
World Wrestling Entertainment, Inc., a media and entertainment organization, signed transactions totaling 24,547 square feet at Soundview Plaza, 1266 East Main Street in Stamford, consisting of a 20,700 square-foot renewal and a 3,847 square-foot expansion. The 179,260 square-foot office building is 81.4 percent leased.

-
J.B. Moving Services, Inc., a full service provider of residential, commercial, and International relocations, containerized and self storage, signed a new lease for 18,100 square feet at 650 West Avenue in Stamford.  The 40,000 square-foot office/flex building, located in Stamford Executive Park, is 100 percent leased.

MARYLAND:
-	The U.S. General Services Administration (GSA) renewed its lease for the entire 38,690 square-foot office building at 9200 Edmonston Road, which is located in Capital Office Park in Greenbelt.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 29.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Key Financial Data

As of or for the three months ended

	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13
Shares and Units:
Common Shares Outstanding	88,630,146	88,247,591	88,021,807	88,004,354	87,923,776
Common Units Outstanding	11,518,069	11,864,775	11,987,175	12,003,241	12,081,440
Combined Shares and Units	100,148,215	100,112,366	100,008,982	100,007,595	100,005,216
Weighted Average- Basic (a)	99,875,659	99,806,029	99,787,129	99,779,978	99,766,701
Weighted Average- Diluted (b)	99,875,659	99,806,029	99,787,129	99,779,978	99,849,397

Common Share Price ($’s):
At the end of the period	20.79	21.48	21.94	24.49	28.61
High during period	23.23	22.49	25.13	29.39	29.03
Low during period	19.75	19.05	20.60	22.59	25.78

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,137,042	2,205,697	2,250,247	2,505,823	2,917,514
Total Debt	2,232,287	2,362,766	2,368,681	2,369,153	2,296,687
Total Market Capitalization	4,369,329	4,568,463	4,618,928	4,874,976	5,214,201
Total Debt/ Total Market
Capitalization	51.09%	51.72%	51.28%	49.60%	44.05%

Financials:
($’s in thousands, except ratios and
per share amounts)
Total Assets	4,354,343	4,515,328	4,609,263	4,638,064	4,585,269
Gross Book Value of Real Estate Assets	5,172,017	5,129,933	5,113,940	5,422,418	5,607,617
Total Liabilities	2,483,223	2,596,873	2,598,601	2,602,972	2,547,913
Total Equity	1,871,120	1,918,455	2,010,662	2,035,092	2,037,356
Total Revenues	169,596	165,267	162,505	168,346	170,913
Capitalized Interest	3,141	2,623	3,514	3,281	3,467
Scheduled Principal Amortization	904	939	1,017	808	1,065
Interest Coverage Ratio	2.01	2.65	2.85	3.08	3.11
Fixed Charge Coverage Ratio	1.77	2.38	2.48	2.72	2.70
Net Income (Loss)	(17,628)	(61,770)	3,439	26,184	13,089
Net Income (Loss) Available to Common Shareholders	(15,298)	(54,179)	4,643	23,071	11,556
Earnings per Share—diluted	(0.17)	(0.62)	0.05	0.26	0.13
FFO per Share—diluted (d)	0.30	0.52	0.57	0.65	0.63
Dividends Declared per Share	0.30	0.30	0.30	0.30	0.45
FFO Payout Ratio—diluted (d)	99.40%	57.46%	52.42%	45.93%	71.28%

Portfolio Size:
Properties	279	279	275	273	279
Total Commercial Square Footage	31,002,668	31,002,668	30,657,119	30,584,290	31,591,672
Commercial Sq. Ft. Leased at End of Period (e) (f) (g)	83.6%	86.1%	86.1%	86.2%	86.0%
Apartment Units	3,678	3,678	3,319	3,319	2,907

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).
(g)
The percent leased at March 31, 2014 includes the effects of the lease expirations that had been anticipated of Morgan Stanley & Co. and Credit Suisse (USA) at Harborside in Jersey City aggregating 371,000 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended
	March 31,			%
	2014	2013	Change	Change

Total Property Revenues	$154,692	$154,906	$(214)	(0.1)

Real Estate Taxes	23,357	21,468	1,889	8.8
Utilities	27,811	16,236	11,575	71.3
Operating Services	28,064	25,365	2,699	10.6
Total Property Expenses:	79,232	63,069	16,163	25.6

GAAP Net Operating Income	75,460	91,837	(16,377)	(17.8)

Less: straight-lining of rents adj.	1,796	6,560	(4,764)	(72.6)

Net Operating Income	$73,664	$85,277	$(11,613)	(13.6)

Percentage Leased at
Period End	83.5%	86.5%

Total Properties:	240

Total Square Footage:	27,748,345

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Unconsolidated Joint Ventures Summary
(as of March 31, 2014)

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)

							Company’s		Net Operating
					# of	Revenue	Effective		Income (b)	Property Debt				Preferred
		Year	Percent		Apartment	Per	Ownership		3 Mos		Maturity	Interest		Capital		Return
Joint Venture / Property Name	Location	Built	Leased		Units	Unit (a)%			03/31/14	Balance	Date	Rate		Balance (c)		Rate	Investor
Operating Multi-family Residential:
Marbella RoseGarden, L.L.C. / Marbella	Jersey City, NJ	2003	94.8%		412	$2,695	24.27%		$2,068	$95,000	05/01/18	4.99%		$7,567		9.50%	Prudential
RoseGarden Monaco, L.L.C. / Monaco (North and South)	Jersey City, NJ	2011	95.3%		523	3,040	15.00%		3,103	165,000	02/01/21	4.19%		81,284		9.00%	Prudential
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park	Morristown, NJ	2010	96.8%		130	3,145	12.50%		706	38,600	09/01/20	3.25%		20,651	(d)	9.00%	Prudential
Rosewood Lafayette Holdings, L.L.C. / Highlands at Morristown Station	Morristown, NJ	2009	97.3%		217	2,516	25.00%		1,050	39,193	07/01/15	4.00%		32,819		9.00%	Prudential
PruRose Port Imperial South 15 LLC / RiversEdge at Port Imperial	Weehawken, NJ	2009	92.1%		236	3,015	50.00	% (e)	1,019	57,500	09/01/20	4.32%		39,543		9.00%	Prudential
Overlook Ridge JV, L.L.C. / Quarrystone	Malden, MA	2008	95.2%		251	2,104	25.00%		961	69,732	03/15/16	(f)		18,829	(g)	15.00%	Lennar
Crystal House Apartments Investors LLC / Crystal House	Arlington, VA	1962	84.8	% (o)	828	1,944	25.00%		2,364	165,000	03/19/20	3.17%		-		-	-

Total Operating Multi-family Residential:			91.6%		2,597	$2,505			$11,271	$630,025				$200,693

							Company’s		Net Operating
							Effective		Income (b)	Property Debt				Preferred
		Year	Percent		Square		Ownership		3 Mos		Maturity	Interest		Capital		Return
Joint Venture / Property Name	Location	Built	Leased		Feet		%		03/31/14	Balance	Date	Rate		Balance (c)		Rate	Investor
Operating Commercial:
Roseland/North Retail, L.L.C. / Riverwalk at Port Imperial	West New York, NJ	2008	64.0%		30,745		20.00%		$118	-	-	-		$6,175		9.00%	Prudential
BNES Associates III / Offices at Crystal Lake	West Orange, NJ	2003	100.0%		106,345		31.25%		366	$7,205	11/01/23	4.76%		-		-	-
Red Bank Corporate Plaza / Red Bank	Red Bank, NJ	2007	100.0%		92,878		50.00%		599	16,426	05/17/16	L+3.00	% (h)	-		-	-
12 Vreeland Realty L.L.C. / 12 Vreeland Road	Florham Park, NJ	1984	100.0%		139,750		50.00%		346	15,070	07/01/23	2.87%		-		-	-
Rosewood Morristown, L.L.C. / Shops at 40 Park	Morristown, NJ	2010	60.4%		50,973		12.50%		109	6,500	08/28/18	3.63%		-	(d)	9.00%	Prudential
Keystone Property Group / Suburban Philadelphia	Suburban Philadelphia, PA	Various	84.6%		1,842,820		(p)		5,131	200,110	(q)	(q)		37,150		15.00%	KPG
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	Philadelphia, PA	1965	97.4%		339,615		33.33%		379	61,500	09/09/16	L+7.00%		-		-	-

Total Operating Commercial:					2,603,126				7,048	306,811				43,325

							Company’s		Net Operating
					Number		Effective		Income (b)	Property Debt				Preferred
		Year			of		Ownership		3 Mos		Maturity	Interest		Capital		Return
Joint Venture/Property Name	Location	Built			Rooms		%		03/31/14	Balance	Date	Rate		Balance (c)		Rate	Investor
Hotel:
Harborside South Pier / Hyatt Regency Jersey City on the Hudson	Jersey City, NJ	2002			350		50.00%		$3,396	$62,495	11/05/16	6.15	% (i)	-		-	-

							Company’s		Net Operating
							Effective		Income (b)	Property Debt				Preferred
							Ownership		3 Mos		Maturity	Interest		Capital		Return
Joint Venture/Property Name	Location						%		03/31/14	Balance	Date	Rate		Balance (c)		Rate	Investor
Other Investment:
Stamford SM L.L.C. / Senior Mezzanine Loan	Stamford, CT						80.00%		$1,145	-	-	-		-		-	-

See footnotes on page 16.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)
(continued)

					Company’s
		Estimated		# of	Effective		Property Debt				Preferred
		Stabilization	Percent	Apartment	Ownership			Maturity	Interest		Capital		Return
Joint Venture/Property Name	Location	Date	Leased	Units	%		Balance	Date	Rate		Balance (c)		Rate	Investor
Development Projects in Lease Up:
PruRose Riverwalk G, L.L.C. / RiverTrace at Port Imperial	West New York, NJ	1Q-2015	37.0%	316	25.00%		$71,977	07/15/21	6.00%		$42,651		7.75%	UBS
Elmajo Urban Renewal Associates, L.L.C. / Lincoln Harbor (Bldg A&C)	Weehawken, NJ	2Q-2015	14.8%	355	7.50%		66,757	06/27/16	L+2.10%		58,890		8.50%	Hartz
Overlook Ridge JV 2C/3B, L.L.C. / Overlook Ridge 2C & 3B	Malden, MA	3Q-2015	9.4%	371	25.00%		29,995	12/28/15	L+2.50	% (j)	25,778		6.50%	UBS

Total Development Projects in Lease Up:				1,042			$168,729				$127,319

		Estimated			Company’s
		Initial		# of	Effective		Property Debt				Preferred
		Delivery		Apartment	Ownership			Maturity	Interest		Capital		Return
Joint Venture/Property Name	Location	Date		Units	%		Balance	Date	Rate		Balance (c)		Rate	Investor
In-Process Development Projects:
RiverPark at Harrison I Urban Renewal LLC / RiverPark at Harrison	Harrison, NJ	4Q-2014		141	36.00%		5,828	06/27/16	L+2.35%		$-		-	-
Portside Master Company, LLC / Portside at Pier One – Bldg 7	East Boston, MA	4Q-2014		176	38.25%		9,368	12/05/15	L+2.50%		25,488		9.00%	Prudential
Prurose Port Imperial South 13, LLC / Port Imperial Bldg 13	Weehawken, NJ	1Q-2015		280	20.00	% (e)	15,667	06/27/16	L+2.15	% (k)	47,027	(l)	9.00%	Prudential
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B)	Weehawken, NJ	1Q-2015		227	7.50%		15,994	01/25/17	L+2.10%		32,268		8.50%	Hartz
Capitol Place Mezz LLC / Station Townhouses	Washington, D.C.	1Q-2015		377	50.00%		36,025	07/01/33	4.82%		-		-	-
Rosewood Morristown, L.L.C. / Lofts at 40 Park	Morristown, NJ	4Q-2015		59	25.00%		1,117	09/30/14	L+2.50%		-		-	-
RoseGarden Marbella South, L.L.C. / Marbella II	Jersey City, NJ	4Q-2015		311	24.27%		8,496	3/30/2017	L+2.25%		13,342	(m)	9.00%	Prudential
Roseland/Port Imperial Partners, L.P. / Riverwalk C	West New York, NJ	1Q-2017		363	20.00%		-	-	-		23,474	(n)	10.00%	Prudential

Total In-Process Development Projects:				1,934			$92,495				$141,599

					Company’s
			Potential	Potential	Effective		Property Debt				Preferred
			Apartment	Commercial	Ownership			Maturity	Interest		Capital		Return
Joint Venture/Property Name	Location		Units	Square Feet	%		Balance	Date	Rate		Balance (c)		Rate	Investor
Land:
Hillsborough 206 Holdings, L.L.C. / Hillsborough 206	Hillsborough, NJ		n/a	160,000	50.00%		-	-	-		-		-	-
RoseGarden Monaco, L.L.C. / San Remo Land	Jersey City, NJ		300	n/a	41.67%		-	-	-		-		-	-
Grand Jersey Waterfront URA, L.L.C. / Liberty Landing	Jersey City, NJ		1,000	n/a	50.00%		-	-	-		-		-	-
RiverPark at Harrison I, L.L.C. / RiverPark at Harrison 5-8	Harrison, NJ		141	n/a	Land Option		-	-	-		-		-	-
Plaza VIII and IX Associates, L.L.C. / Vacant land/parking	Jersey City, NJ		n/a	1,225,000	50.00%		-	-	-		-		-	-
Overlook Ridge, L.L.C. / Overlook Ridge Land	Malden/Revere, MA		896	160,000	50.00%		$16,783	06/02/14	L+3.50%		-		-	-
Overlook Ridge JV, L.L.C. / Overlook Phase III	Malden, MA		240	n/a	50.00%		5,670	04/14/15	L+2.50%		-		-	-
Roseland/Port Imperial Partners, L.P. / Port Imperial North	West New York, NJ		836	n/a	20.00%		-	-	-		-		-	-
Crystal House Apartments Investors LLC / Crystal House	Arlington, VA		295	n/a	50.00%		-	-	-		-		-	-

Total Land:			3,708	1,545,000			$22,453

See footnotes on page 16.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Breakdown of Unconsolidated Joint Ventures

(continued)

Footnotes for pages 14 and 15:

(a)	Total apartment revenue for the quarter ended March 31, 2014 divided by the average percent leased for the quarter ended March 31, 2014, divided by the number of units and divided by 3.
(b)	Net operating income equals total property revenues less real estate taxes, utilities and operating expenses.
(c)	Includes capital account balance and accrued unpaid preferred return where applicable.
(d)	Capital balances apply to both properties. Capital balance does not include $695 capital account held by Rosewood Morristown, L.L.C.
(e)	A third party has a 20 percent economic interest in net company distributions.
(f)	The senior loan, with a balance of $52,732 bears interest at LIBOR + 2.00 percent and the junior loan, with a balance of $17,000, bears interest at LIBOR + 0.90 percent.
(g)	Includes a priority partnership loan which has an accrued interest balance of $16,518 as of March 31, 2014.
(h)
On September 22, 2011, the venture entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.99375 percent per annum on an initial notional amount of $13.65 million and then adjusting in accordance with an amortization schedule, which is effective from October 17, 2011 through loan maturity.

(i)
The venture also has a loan with a balance of $4,624 with the City of Jersey City, provided by the U.S. Department of Housing and Urban Development, which bears interest at fixed rates ranging from 6.09 percent to 6.62 percent and matures in August 1, 2020.

(j)
On January 18, 2013, Overlook Apartments Investors entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.0875 percent per annum on an initial notional amount of $1.84 million, increasing to $50.8 million, for the period from September 3, 2013 to November 2, 2015.

(k)
On December 28, 2012, PruRose 13 entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 2.79 percent per annum on an initial notional amount of $1.62 million, increasing to $69.5 million, for the period  from July 1, 2013 to January 1, 2016.

(l)	Capital balance does not include MCRC land capital amount of $1,834 and accrued return balance of $219 as of March 31, 2014.
(m)	Does not include MC Roseland Marbella South, L.L.C. capital amount of $3,996 and accrued return balance of $205.
(n)	Does not include MCRC capital account of $96 and accrued return balance of $4.
(o)
Occupancy for Crystal House reflects 50 vacant units that are undergoing renovation. Excluding these units, percent occupied for Crystal House and Total Operating Multi-Family was 89.5 percent and 93.3 percent, respectively. Excluding Crystal House, average portfolio occupancy was 95.1 percent.

(p)
The Company’s equity interests in the joint ventures, comprised of 17 properties, will be subordinated to affiliates of the Keystone Property Group receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinate equity of $22.2 million and then all profit will be split equally.

(q)
Principal balance of $127,600 bears interest at 5.114 percent and matures in August 27, 2023; principal balance of $62,085 bears interest at rates ranging from LIBOR+5.0 percent to LIBOR+5.75 percent and matures in August 27, 2016; principal balance of $10,425 bears interest at LIBOR+6.0 percent and matures in August 27, 2015.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2014 and December 31, 2013, respectively: (dollars in thousands)

	March 31,	December 31,
	2014	2013
Assets:
Rental property, net	$914,163	$755,049
Loan receivable	45,772	45,050
Other assets	437,516	582,990
Total assets	$1,397,451	$1,383,089
Liabilities and partners'/
members' capital:
Mortgages and loans payable	$678,432	$637,709
Other liabilities	85,048	87,231
Partners'/members' capital	633,971	658,149
Total liabilities and
partners'/members' capital	$1,397,451	$1,383,089

The following is a summary of the Company’s investment in unconsolidated joint ventures as of March 31, 2014 and December 31, 2013, respectively: (dollars in thousands)

	March 31,	December 31,
Entity	2014	2013
Plaza VIII & IX Associates, L.L.C.	$3,804	$3,702
South Pier at Harborside (a)	-	-
Red Bank Corporate Plaza, L.L.C.	4,153	4,046
12 Vreeland Associates, L.L.C.	5,604	5,514
Stamford SM LLC	36,835	36,258
Marbella RoseGarden, L.L.C.	15,791	15,797
RoseGarden Monaco Holdings, L.L.C.	2,925	3,201
Rosewood Lafayette Holdings, L.L.C.	641	857
PruRose Port Imperial South 15, LLC	-	-
Rosewood Morristown, L.L.C.	6,336	6,455
Overlook Ridge JV, L.L.C.	-	-
Overlook Ridge, L.L.C.	-	-
Overlook Ridge JV 2C/3B, L.L.C.	-	-
Roseland/North Retail, L.L.C.	1,906	1,930
BNES Associates III	1,790	1,753
Portside Master Company, L.L.C.	2,950	3,207
PruRose Port Imperial South 13, LLC	1,982	2,206
Roseland/Port Imperial Partners, L.P.	2,017	2,068
RoseGarden Marbella South, L.L.C.	7,951	7,567
PruRose Riverwalk G, L.L.C.	2,579	3,117
Elmajo Urban Renewal Associates, LLC	91	203
Estuary Urban Renewal Unit B, LLC	-	24
RiverPark at Harrison I, L.L.C.	3,808	3,655
RoseGarden Monaco, L.L.C.	1,239	1,224
Hillsborough 206 Holdings, L.L.C.	1,962	1,962
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	337	337
Crystal House Apartments Investors LLC	26,326	26,838
KPG-P 100 IMW JV, LLC	1,234	1,887
Capitol Place Mezz LLC	47,302	46,628
Other	93	693
Company's investment in unconsolidated joint ventures	$179,656	$181,129

(a)
The negative investment balance for this joint venture of $2,308,018 and $1,706,000 as of March 31, 2014 and December 31, 2013, respectively, were included in accounts payable, accrued expenses and other liabilities.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests for the three months ended March 31, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended
	March 31,
	2014	2013
Total revenues	$30,993	$12,420
Operating and other expenses	(18,353)	(7,948)
Depreciation and amortization	(8,368)	(3,091)
Interest expense	(6,341)	(2,012)
Net income (loss)	$(2,069)	$(631)

The following is a summary of the Company’s equity in earnings (loss) of unconsolidated joint ventures for the three months ended March 31, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended
	March 31,
Entity	2014	2013
Plaza VIII & IX Associates, L.L.C.	$102	$9
South Pier at Harborside	398	(511)
Red Bank Corporate Plaza, L.L.C.	99	101
12 Vreeland Associates, L.L.C.	89	(92)
Stamford SM LLC	916	885
Marbella RoseGarden, L.L.C.	(6)	(111)
RoseGarden Monaco Holdings, L.L.C.	(277)	(399)
Rosewood Lafayette Holdings, L.L.C.	(216)	(290)
PruRose Port Imperial South 15, LLC	-	(606)
Rosewood Morristown, L.L.C.	(98)	(124)
Overlook Ridge JV, L.L.C.	(46)	-
Overlook Ridge, L.L.C.	-	-
Overlook Ridge JV 2C/3B, L.L.C.	62	(73)
Roseland/North Retail, L.L.C.	(24)	(49)
BNES Associates III	36	(69)
Portside Master Company, L.L.C.	(213)	(45)
PruRose Port Imperial South 13, LLC	(206)	(133)
Roseland/Port Imperial Partners, L.P.	(164)	-
RoseGarden Marbella South, L.L.C.	-	(18)
PruRose Riverwalk G, L.L.C.	(538)	(186)
Elmajo Urban Renewal Associates, LLC	(112)	(115)
Estuary Urban Renewal Unit B, LLC	(15)	-
RiverPark at Harrison I, L.L.C.	-	-
RoseGarden Monaco, L.L.C.	-	-
Hillsborough 206 Holdings, L.L.C.	(5)	-
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	(37)	-
Crystal House Apartments Investors LLC	(327)	13
KPG-P 100 IMW JV, LLC	(653)	-
Capitol Plaza Mezz LLC	-	-
Other	-	63
Company's equity in earnings (loss) of unconsolidated joint ventures	$(1,235)	$(1,750)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

The following is a summary of the Company’s funds from operations of unconsolidated joint ventures for the three months ended March 31, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended
	March 31,
Entity	2014	2013
Plaza VIII & IX Associates, L.L.C.	$108	$85
South Pier at Harborside	1,154	200
Red Bank Corporate Plaza, L.L.C.	216	217
12 Vreeland Associates, L.L.C.	173	(15)
Stamford SM LLC	916	885
Marbella RoseGarden, L.L.C.	237	309
RoseGarden Monaco Holdings, L.L.C.	(44)	(24)
Rosewood Lafayette Holdings, L.L.C.	8	(3)
PruRose Port Imperial South 15, LLC	-	101
Rosewood Morristown, L.L.C.	(5)	16
Overlook Ridge JV, L.L.C.	(46)	-
Overlook Ridge, L.L.C.	-	-
Overlook Ridge JV 2C/3B, L.L.C.	62	(73)
Roseland/North Retail, L.L.C.	(3)	3
BNES Associates III	136	87
Portside Master Company, L.L.C.	(213)	(45)
PruRose Port Imperial South 13, LLC	(206)	(133)
Roseland/Port Imperial Partners, L.P.	(164)	-
RoseGarden Marbella South, L.L.C.	-	(18)
PruRose Riverwalk G, L.L.C.	(380)	(186)
Elmajo Urban Renewal Associates, LLC	(112)	(87)
Estuary Urban Renewal Unit B, LLC	(15)	(29)
RiverPark at Harrison I, L.L.C.	-	-
RoseGarden Monaco, L.L.C.	-	-
Hillsborough 206 Holdings, L.L.C.	(5)	-
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	(37)	-
Crystal House Apartments Investors LLC	(34)	50
KPG-P 100 IMW JV, LLC	(423)	-
Capitol Place Mezz LLC	-	-
Other	-	64
Company's equity in earnings (loss) of unconsolidated joint ventures	$1,323	$1,404

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Select Financial Ratios

Ratios Computed For Industry	March 31,
Comparisons:	2014	2013

Financial Position Ratios:
Total Debt/ Total Book	51.27%	50.09%
Capitalization
(Book value) (%)

Total Debt/ Total Market	51.09%	44.05%
Capitalization
(Market value) (%)

Total Debt/ Total Undepreciated	38.81%	38.12%
Assets (%)

Secured Debt/ Total Undepreciated	12.96%	12.58%
Assets (%)

	Three Months Ended
	March 31,
	2014	2013

Operational Ratios:
Interest Coverage	2.01	3.11
(Funds from Operations+Interest
Expense)/Interest Expense (x)

Debt Service Coverage	1.95	3.00
(Funds from Operations +
Interest Expense)/(Interest Expense
+ Principal Amort.) (x)

Fixed Charge Coverage	1.77	2.70
(Funds from Operations +
Interest Expense)/(Interest Expense
+ Capitalized Interest+Pref. Div.
+Prin. Amort.+Ground Lease
Payments)(x)

FFO Payout	99.40%	71.28%
(Dividends Declared/Funds from
Operations) (%)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Debt Analysis

(as of March 31, 2014)

Debt Breakdown

(dollars in thousands)

		%	Weighted Average		Weighted Average
	Balance	of Total	Interest Rate (a)		Maturity in Years
Fixed Rate Unsecured Debt and
Other Obligations	$1,416,843	63.47%	4.93%		5.37
Fixed Rate Secured Debt	664,791	29.78%	7.64%		3.11
Variable Rate Secured Debt	80,653	3.61%	2.72%		0.90
Variable Rate Unsecured Debt	70,000	3.14%	1.26%		3.33

Totals/Weighted Average:	$2,232,287	100.00%	5.54	% (b)	4.47

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.17 percent as of March 31, 2014, plus the applicable spread.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million for the three months ended March 31, 2014.

Future Repayments

(dollars in thousands)

				Weighted Average
	Scheduled	Principal		Interest Rate of
Period	Amortization	Maturities	Total	Future Repayments (a)
April 1 – December 31, 2014	$7,328	$170,640	$177,968	8.10%
2015	8,551	193,488	202,039	4.65%
2016	8,388	269,272	277,660	7.14%
2017 (b)	6,423	461,366	467,789	3.69	% (c)
2018	5,996	231,536	237,532	6.70%
Thereafter	198	885,345	885,543	5.41%
Sub-total	36,884	2,211,647	2,248,531
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of March 31, 2014	(16,244)	-	(16,244)

Totals/Weighted Average:	$20,640	$2,211,647	$2,232,287	5.54%

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.17 percent as of March 31, 2014, plus the applicable spread.
(b)	Includes outstanding borrowings of the Company’s unsecured revolving credit facility of $70 million which matures in 2017 with two six-month extension options with the payment of a fee.
(c)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million for the three months ended March 31, 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Debt Maturities

(dollars in thousands)

	April 1 –
	December 31,								2022 and
	2014	2015	2016	2017	2018	2019	2020	2021	Beyond	Totals
Secured Debt:
Port Imperial South 4/5	$36,950									$36,950
9200 Edmonston Road	4,085									4,085
6301 Ivy Lane	5,393									5,393
35 Waterview	18,185									18,185
6 Becker, 85 Livingston,75 Livingston, & 20 Waterview	65,035									65,035
4 Sylvan Way	14,575									14,575
10 Independence	16,924									16,924
395 West Passaic	9,492									9,492
Port Imperial South		$43,487								43,487
4 Becker			$40,432							40,432
5 Becker			14,574							14,574
210 Clay			14,267							14,267
Prudential Portfolio				$141,151						141,151
150 Main Street				216						216
23 Main Street					$26,566					26,566
Harborside Plaza 5					204,970					204,970
100 Walnut Avenue						$17,280				17,280
One River Center						39,586				39,586
233 Canoe Brook Road						3,479				3,479
Total Secured Debt:	$170,639	$43,487	$69,273	$141,367	$231,536	$60,345	-	-	-	$716,647

Unsecured Debt:
Unsecured credit facility				$70,000						$70,000
5.125% unsecured notes
due 1/15		$150,000								150,000
5.80% unsecured notes
due 1/16			$200,000							200,000
2.50% unsecured notes
due 12/17				250,000						250,000
7.75% unsecured notes
due 8/19						$250,000				250,000
4.50% unsecured notes
due 4/22									$300,000	300,000
3.15% unsecured notes
due 5/23									275,000	275,000
Total Unsecured Debt:	-	$150,000	$200,000	$320,000	-	$250,000	-	-	$575,000	$1,495,000

Total Debt:	$170,639	$193,487	$269,273	$461,367	$231,536	$310,345	-	-	$575,000	$2,211,647

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Debt Detail

(dollars in thousands)

		Effective
		Interest	March 31,	December 31,	Date of
Property Name	Lender	Rate	2014	2013	Maturity
Senior Unsecured Notes: (a)
5.125%, Senior Unsecured Notes	public debt	5.11%	-	$200,030	02/15/14	(b)
5.125%, Senior Unsecured Notes	public debt	5.30%	$149,925	149,902	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.81%	200,142	200,161	01/15/16
2.500%, Senior Unsecured Notes	public debt	2.80%	248,929	248,855	12/15/17
7.750%, Senior Unsecured Notes	public debt	8.02%	248,853	248,799	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.61%	299,520	299,505	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.52%	269,474	269,323	05/15/23
Total Senior Unsecured Notes:			$1,416,843	$1,616,575

Revolving Credit Facilities:

Unsecured Facility (c)	17 Lenders	LIBOR +1.100%	$70,000	-	07/31/17
Total Revolving Credit Facilities:			$70,000	-

Property Mortgages: (d)

6301 Ivy Lane (e)	RGA Reinsurance Company	5.52%	$5,393	$5,447	04/01/14
395 West Passaic	State Farm Life Insurance Co.	6.00%	9,578	9,719	05/01/14
Port Imperial South 4/5	Wells Fargo Bank N.A.	LIBOR+3.50%	36,950	36,950	06/30/14
35 Waterview	Wells Fargo CMBS	6.35%	18,328	18,417	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview (f)	Wells Fargo CMBS	10.22%	64,527	64,233	08/11/14
4 Sylvan	Wells Fargo CMBS	10.19%	14,552	14,538	08/11/14
10 Independence (g)	Wells Fargo CMBS	12.44%	16,742	16,638	08/11/14
9200 Edmonston Road (h)	Principal Commercial Funding, L.L.C.	5.53%	4,085	4,115	05/01/15
Port Imperial South	Wells Fargo Bank N.A.	LIBOR+1.75%	43,487	43,278	09/19/15
4 Becker	Wells Fargo CMBS	9.55%	38,952	38,820	05/11/16
5 Becker (i)	Wells Fargo CMBS	12.83%	13,275	13,092	05/11/16
210 Clay	Wells Fargo CMBS	13.42%	12,901	12,767	05/11/16
Various (j)	Prudential Insurance	6.33%	147,008	147,477	01/15/17
150 Main Street	Webster Bank	LIBOR+2.35%	216	-	03/30/17
23 Main Street	JPMorgan CMBS	5.59%	29,682	29,843	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.84%	224,268	225,139	11/01/18
233 Canoe Brook Road	The Provident Bank	4.38%	3,859	3,877	02/01/19
100 Walnut Avenue	Guardian Life Ins. Co.	7.31%	18,731	18,792	02/01/19
One River Center (k)	Guardian Life Ins. Co.	7.31%	42,910	43,049	02/01/19
Total Mortgages, Loans Payable and Other Obligations:			$745,444	$746,191

Total Debt:			$2,232,287	$2,362,766

(a)	Includes the cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.
(b)	On February 17, 2014, the Company repaid these unsecured notes at their maturity using available cash and borrowings on the Company's unsecured revolving credit facility.
(c)
Total borrowing capacity under this facility is $600 million. On July 16, 2013, the Company amended and restated its unsecured revolving credit facility with a group of 17 lenders. The $600 million facility is expandable to $1 billion and matures in July 2017. It has two six-month extension options each requiring the payment of a 7.5 basis point fee. The interest rate on outstanding borrowings (not electing the Company’s competitive bid feature) and the facility fee on the current borrowing capacity payable quarterly in arrears are based upon the Operating Partnership’s unsecured debt ratings.

(d)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(e)	On April 1, 2014, the Company repaid the mortgage loan at par, using available cash.
(f)	Mortgage is cross collateralized by the four properties.
(g)	The Company is negotiating a deed-in-lieu of foreclosure in satisfaction of this mortgage loan.
(h)
The mortgage loan originally matured on May 1, 2013.  The maturity date was extended until May 1, 2015 with the same interest rate. Excess cash flow, as defined, is being held by the lender for re-leasing costs. The deed for the property was placed in escrow and is available to the lender in the event of default or non-payment at maturity.

(i)
The cash flow from this property is insufficient to cover operating costs and debt service. Consequently, the Company notified the lender and suspended debt service payments in August 2013. The Company has begun discussions with the lender regarding deed-in-lieu of foreclosure and began remitting available cash flow to the lender effective August 2013.

(j)	Mortgage is cross-collateralized by seven properties. The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(k)	Mortgage is collateralized by the three properties comprising One River Center.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended
	March 31,
REVENUES	2014	2013
Base rents	$134,051	$133,623
Escalations and recoveries from tenants	25,568	19,488
Construction services	-	8,226
Real estate services	6,692	6,443
Parking income	2,114	1,392
Other income	1,171	1,741
Total revenues	169,596	170,913

EXPENSES
Real estate taxes	24,351	21,649
Utilities	28,281	16,288
Operating services	29,222	25,308
Direct construction costs	-	7,825
Real estate services expenses	6,709	4,953
General and administrative	22,881	11,973
Depreciation and amortization	44,985	43,348
Total expenses	156,429	131,344
Operating income	13,167	39,569

OTHER (EXPENSE) INCOME
Interest expense	(29,946)	(29,869)
Interest and other investment income	386	6
Equity in earnings (loss) of unconsolidated joint ventures	(1,235)	(1,750)
Total other (expense) income	(30,795)	(31,613)
Income (loss) from continuing operations	(17,628)	7,956
Discontinued operations:
Income from discontinued operations	-	5,133
Total discontinued operations	-	5,133
Net income (loss)	(17,628)	13,089
Noncontrolling interest in consolidated joint ventures	322	62
Noncontrolling interest in Operating Partnership	2,008	(973)
Noncontrolling interest in discontinued operations	-	(622)
Net income (loss) available to common shareholders	$(15,298)	$11,556

Basic earnings per common share:
Income (loss) from continuing operations	$(0.17)	$0.08
Discontinued operations	-	0.05
Net income (loss) available to common shareholders	$(0.17)	$0.13

Diluted earnings per common share:
Income (loss) from continuing operations	$(0.17)	$0.08
Discontinued operations	-	0.05
Net income (loss) available to common shareholders	$(0.17)	$0.13

Basic weighted average shares outstanding	88,289	87,669

Diluted weighted average shares outstanding	99,876	99,849

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	March 31,	December 31,
Assets	2014	2013
Rental property
Land and leasehold interests	$736,058	$750,658
Buildings and improvements	3,884,320	3,915,800
Tenant improvements	432,279	456,003
Furniture, fixtures and equipment	9,116	7,472
	5,061,773	5,129,933
Less – accumulated depreciation and amortization	(1,396,795)	(1,400,988)
	3,664,978	3,728,945
Rental property held for sale, net	51,161	-
Net investment in rental property	3,716,139	3,728,945
Cash and cash equivalents	58,734	221,706
Investments in unconsolidated joint ventures	179,656	181,129
Unbilled rents receivable, net	139,218	136,304
Deferred charges, goodwill and other assets	228,730	218,519
Restricted cash	20,620	19,794
Accounts receivable, net of allowance for doubtful accounts
of $1,962 and $2,832	11,246	8,931

Total assets	$4,354,343	$4,515,328

Liabilities and Equity
Senior unsecured notes	$1,416,843	$1,616,575
Revolving credit facility	70,000	-
Mortgages, loans payable and other obligations	745,444	746,191
Dividends and distributions payable	30,145	29,938
Accounts payable, accrued expenses and other liabilities	147,357	121,286
Rents received in advance and security deposits	50,175	53,730
Accrued interest payable	23,259	29,153
Total liabilities	2,483,223	2,596,873
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
88,630,146 and 88,247,591 shares outstanding	886	882
Additional paid-in capital	2,546,233	2,539,326
Dividends in excess of net earnings	(939,837)	(897,849)
Total Mack-Cali Realty Corporation stockholders’ equity	1,607,282	1,642,359

Noncontrolling interests in subsidiaries:
Operating Partnership	208,877	220,813
Consolidated joint ventures	54,961	55,283
Total noncontrolling interests in subsidiaries	263,838	276,096

Total equity	1,871,120	1,918,455

Total liabilities and equity	$4,354,343	$4,515,328

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2014	88,248	$882	$2,539,326	$(897,849)	$276,096	$1,918,455
Net income (loss)	-	-	-	(15,298)	(2,330)	(17,628)
Common stock dividends	-	-	-	(26,690)	-	(26,690)
Common unit distributions	-	-	-	-	(3,455)	(3,455)
Redemption of common units
for common stock	347	3	6,449	-	(6,452)	-
Shares issued under Dividend
Reinvestment and Stock Purchase Plan	2	-	45	-	-	45
Directors’ deferred compensation plan	-	-	117	-	-	117
Stock compensation	33	1	275	-	-	276
Rebalancing of ownership percentage
between parent and subsidiaries	-	-	21	-	(21)	-
Balance at March 31, 2014	88,630	$886	$2,546,233	$(939,837)	$263,838	$1,871,120

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended
	March 31,
	2014	2013
Net income (loss) available to common shareholders	$(15,298)	$11,556
Add (deduct): Noncontrolling interest in Operating Partnership	(2,008)	973
Noncontrolling interest in discontinued operations	-	622
Real estate-related depreciation and amortization on
continuing operations (a)	47,448	46,432
Real estate-related depreciation and amortization
on discontinued operations	-	3,453
Funds from operations available to common shareholders (b)	$30,142	$63,036

Diluted weighted average shares/units outstanding (c)	99,876	99,849

Funds from operations per share/unit-diluted	$0.30	$0.63

Dividends declared per common share	$0.30	$0.45

Dividend payout ration:
Funds from operations-diluted	99.40%	71.28%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$2,469	$4,916
Tenant imporvements and leasing commissions (d)	$6,787	$14,182
Straight-line rent adjustments (e)	$3,079	$6,547
Amortization of (above)/below market lease intangibles, net (f)	$268	$566
Net effect of unusual electricity rate spikes (g)	$4,845	-
EVP severance costs (h)	$11,044	-

(a)
Includes the Company’s share from unconsolidated joint ventures of $2,557 and $3,154 for the three months ended March 31, 2014 and 2013, respectively. Excludes non-real estate-related depreciation and amortization of $93 and $70 for the three months ended March 31, 2014 and 2013, respectively.

(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,587 and 12,098 shares for the three months ended March 31, 2014 and 2013, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 30.

(d)	Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e)	Includes the Company’s share from unconsolidated joint ventures of $(52) and $(14) for the three months ended March 31, 2014 and 2013, respectively.
(f)	Includes the Company’s share from unconsolidated joint ventures of $124 and $167 for the three months ended March 31, 2014 and 2013, respectively.
(g)	Approximately $10 million in utilities expense, net of approximately $5 million in escalations and recoveries from tenants related to such costs.
(h)	Included in general and administrative expense.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended
	March 31,
	2014	2013
Net income (loss) available to common shareholders	$(0.17)	$0.13
Add: Real estate-related depreciation and amortization on
continuing operations (a)	0.48	0.47
Real estate-related depreciation and amortization
on discontinued operations	-	0.03
Noncontrolling interest/rounding adjustment	(0.01)	-
Funds from operations (b)	$0.30	$0.63

Add: Net effect of unusual electricity rate spikes	$0.05	-
EVP severance costs	0.11	-
FFO excluding certain items	$0.46	$0.63

Diluted weighted average shares/units outstanding (c)	99,876	99,849

(a) Includes the Company’s share from unconsolidated joint ventures of $0.03 and $0.03 for the three months ended March 31, 2014 and 2013, respectively.
(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,587 and 12,098 shares for the three months ended March 31, 2014 and 2013, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 30.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended
	March 31,
	2014	2013
Basic weighted average shares outstanding:	88,289	87,669
Add: Weighted average common units	11,587	12,098
Basic weighted average shares/units:	99,876	99,767
Restricted Stock Awards	-	82

Diluted weighted average shares/units outstanding:	99,876	99,849

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the three months ended March 31, 2014

None.

For the year ended December 31, 2013

Acquisition			# of	# of	Commercial	Investment
Date	Property	Location	Properties	Apartment Units	Square Feet	By Company
Consolidated Multi-Family Rental:
01/18/13	Alterra at Overlook Ridge 1A	Revere, Massachusetts	1	310		$61,250	(a)
04/04/13	Alterra at Overlook Ridge 1B	Revere, Massachusetts	1	412		87,950	(a)
11/20/13	Park Square	Rahway, New Jersey	1	159		46,376	(b)
12/19/13	Richmond Court/Riverwatch Commons	New Brunswick, New Jersey	2	200		40,983	(c)
Total Consolidated			5	1,081		$236,559

Unconsolidated Multi-Family Rental:
03/21/13	Crystal House (d)	Arlington, Virginia	1	828		$30,210
Unconsolidated Commercial:
12/09/13	100 Independence Mall West (e)	Philadelphia, PA	1	-	339,615	2,800
Total Unconsolidated			2	828	339,615	$33,010

Total			7	1,909	339,615	$269,569

(a)	The acquisition cost was funded primarily through borrowings under the Company’s unsecured revolving credit facility.
(b)
The acquisition cost consisted of $43.4 million in cash consideration and future purchase price earn out payment obligations, subject to conditions related to a real estate tax appeal, recorded at fair value of $3.0 million at closing. $42.6 million of the cash consideration was funded from funds held by a qualified intermediary, which were proceeds from the Company’s prior property sales. The remaining cash consideration was funded primarily from available cash on hand. $2.6 million of the earn-out obligation amount was paid in January 2014, with the remaining balance still potentially payable in the future.

(c)
$12.7 million of the acquisition cost was funded from funds held by a qualified intermediary, which were proceeds from the Company’s prior property sales. The remaining acquisition cost was funded primarily from available cash on hand.

(d)	The Company holds a 25 percent interest in this property. The joint venture acquired the property, which is encumbered by a $165 million mortgage loan, for approximately $262.5 million.
(e)
The Company holds a 33 percent interest in this property. The joint venture acquired the property, which is encumbered by a $61.5 million mortgage loan, for approximately $40.5 million. As part of a more than $20 million reinvestment strategy for this property, the joint venture is planning upgrades to the building’s common areas, as well as build-out offices and the conversion of approximately 55,000 square feet of lower-level space into a 110-space parking garage.

Properties Commencing Initial Operations
(dollars in thousands, except per square foot)

For the three months March 31, 2014

None.

For the year ended December 31, 2013

					Rentable	Garage	Development		Development
				# of	Square	Parking	Costs Incurred		Cost Per
Date	Property/Address	Location	Type	Properties	Feet	Spaces	By Company		Square Foot

06/05/13	14 Sylvan Way	Parsippany, New Jersey	Office	1	203,506	-	$51,611	(a)	$254
08/01/13	Port Imperial South 4/5	Weehawken, New Jersey	Parking/Retail	1	16,736	850	71,040	(b)	n/a

Total Properties Commencing Initial Operations:				2	220,242	850	$122,651

(a)	Development costs included approximately $13.0 million in land costs and $4.3 million in leasing costs. Amounts are as of December 31, 2013.
(b)	Development costs included approximately $13.1 million in land costs. Amounts are as of December 31, 2013.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Summary of Development Projects
(dollars in thousands)

As of March 31, 2014

				Costs
			# of	Incurred	Total	Estimated
			Apartment	Through	Estimated	Stabilization
Property	Location	Type	Units (a)	03/31/14	Costs	Date
Development Projects in Lease Up

Unconsolidated:
RiverTrace at Port Imperial	West New York, NJ	Multi-family rental	316	$109,617	$118,100	1Q-2015
Lincoln Harbor (Bldg A&C)	Weehawken, NJ	Multi-family rental	355	116,709	136,800	2Q-2015
Overlook Ridge – 2C & 3B	Malden/Revere, MA	Multi-family rental	371	60,082	79,400	3Q-2015

Total Development Projects in Lease Up:			1,042	$286,408	$334,300

					Costs			Estimated
			# of	Commercial	Incurred	Total	Garage	Initial
			Apartment	Square	Through	Estimated	Parking	Delivery
Property	Location	Type	Units (a)	Feet (a)	03/31/14	Costs	Spaces (a)	Date
In-Process Development Projects

Consolidated;
Wegmans Food Markets	Hanover, NJ	Retail pad	-	-	4,998	15,700	-	4Q-2014
Port Imperial 1/3 Garage/Retail	Weehawken, NJ	Garage/retail	-	17,614	$2,014	$32,000	741	1Q-2015
150 Main Street	Eastchester, NY	Multi-family rental	108	-	9,733	49,950	-	1Q-2016
Total Consolidated			108	17,614	$16,745	$97,650	741

Unconsolidated:
RiverPark at Harrison	Harrison, NJ	Multi-family rental	141		10,952	27,900	-	4Q-2014
Portside at Pier One – Bldg 7	East Boston, MA	Multi-family rental	176		35,396	66,300	-	4Q-2014
Port Imperial Building 13	Weehawken, NJ	Multi-family rental	280		44,471	96,400	-	1Q-2015
Lincoln Harbor (Bldg B)	Weehawken, NJ	Multi-family rental	227		43,250	82,700	-	1Q-2015
Station Townhouses	Washington, D.C.	Multi-family rental	377		46,840	121,000	-	1Q-2015
Lofts at 40 Park	Morristown, NJ	Multi-family rental	59		1,629	18,700	-	4Q-2015
Marbella II	Jersey City, NJ	Multi-family rental	311		25,586	132,100	-	4Q-2015
Riverwalk C	West New York, NJ	Multi-family rental	363		18,817	141,000	-	1Q-2017
Total Unconsolidated			1,934		$226,941	$686,100

Total In-Process Development Projects:			2,042	17,614	$243,686	$783,750	741

(a)	Number of apartment units, commercial square feet and garage parking spaces are estimates.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Summary of Land Parcels

As of March 31, 2014

				# of	Potential
				Apartment	Commercial
Property	Location	State	Acres (a)	Units (a)	Square Feet (a)	Type of Space
Office:
Capital Office Park	Greenbelt	MD	42.8		595,000	Office
Eastpoint II	Lanham	MD	4.8		122,000	Office/Hotel
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5		112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4		32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5		75,000	Office
Hillsborough 206 (d)	Hillsborough	NJ	28.1		160,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	3.6		1,225,000	Office
Harborside (e)	Jersey City	NJ	6.5		3,122,200	Office/Multi-family
One Newark Center (d)	Newark	NJ	1.0		400,000	Office
3 Campus Drive	Parsippany	NJ	10.0		124,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	20.0		150,000	Office/Retail
Princeton Metro	West Windsor	NJ	10.0		97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0		149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9		760,000	Office/Hotel
Total Office:			226.1		7,123,700

Office/Flex:
Horizon Center	Hamilton Township	NJ	5.3		68,000	Office/Flex/Retail
Mack-Cali Commercenter	Totowa	NJ	5.8		30,000	Office/Flex
Mid-Westchester Executive Park	Hawthorne	NY	7.2		82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4		350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7		50,000	Office/Flex
Total Office/Flex:			73.4		580,250

Multi-Family Residential:
LR Overlook Phase III (d)	Malden	MA	5.7	240		Multi-Family rental
Freehold (h)	Freehold	NJ	20.9	360		Multi-Family rental
RiverPark at Harrison 5-8 (d)	Harrison	NJ	6.5	141		Multi-Family rental
San Remo (d)	Jersey City	NJ	2.5	300		Multi-Family rental
Liberty Landing (d)	Jersey City	NJ	21.0	1,000		Multi-Family rental
Wayne (h)	Wayne	NJ	10.3	220		Multi-Family rental
Port Imperial North (d)	West New York	NJ	17.4	836		Multi-Family rental
Crystal House (d)	Arlington	VA	4.0	295		Multi-Family rental
Total Multi-Family Residential:			88.3	3,392

Mixed-Use:
Portside at Pier One 1-6 (d)	East Boston	MA	11.2	388	63,000	Mixed-Use
Overlook Ridge Land (d)	Malden & Revere	MA	32.9	896	160,000	Mixed-Use
Port Imperial South (g)	Weehawken	NJ	17.1	1,148	416,000	Mixed-Use
Total Mixed-Use			61.2	2,432	639,000

Industrial/Warehouse:
Elmsford Distribution Center (f)	Elmsford	NY	14.5		100,000	Industrial/Warehouse
Total Warehouse:			14.5		100,000

Total			463.5	5,824	8,442,950

(a)	Number of apartment units, square feet, hotel rooms and acres are subject to change.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet.
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e)	The Company intends to develop a 763 unit multi-family property on a portion of this land through a joint venture. In addition, there are 21 acres of riparian property.
(f)	Mack-Cali holds an option to purchase this land.
(g)	Project is projected to include a 375-room hotel, which in October 2013 the venture signed a contract to sell for $24 million.
(h)	Land under contract.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Rental Property Sales/Dispositions
(dollars in thousands)

For the three months ended March 31, 2014

None.

For the year ended December 31, 2013

				Rentable			Net Realized
Sale			# of	Square	Net Sales		Gains/	Capitalization
Date	Property/Address	Location	Properties	Feet	Proceeds		(Losses) (a)	Rate (b)

04/10/13	19 Skyline Drive (c)	Hawthorne, New York	1	248,400	$16,131		$126	(7.90)	% (h)
04/26/13	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	70,967		19,659	6.25%
05/02/13	200 Riser Road	Little Ferry, New Jersey	1	286,628	31,775		16,923	7.38%
05/13/13	777 Passaic Avenue	Clifton, New Jersey	1	75,000	5,640		1,927	7.36%
05/30/13	16 and 18 Sentry Parkway West (d)	Blue Bell, Pennsylvania	2	188,103	19,041		(680)	15.60%
05/31/13	51 Imclone Drive (e)	Branchburg, New Jersey	1	63,213	6,101		823	8.66%
06/28/13	40 Richards Avenue	Norwalk, Connecticut	1	145,487	15,858		(1,169)	5.24%
07/10/13	106 Allen Road	Bernards Township, New Jersey	1	132,010	17,677		2,596	3.70%
08/27/13	Pennsylvania office portfolio (f) (g)	Suburban Philadelphia, Pennsylvania	15	1,663,511	207,425		43,166	9.90%

Total Property Sales:			24	3,006,409	$390,615	(i)	$83,371

(a)
This amount, net of impairment charges recorded in 2013 of $23.9 million on certain of the properties prior to their sale (per Note [f] below), comprises the $59.5 million of realized gains (losses) and unrealized losses on disposition of rental property and impairments, net, for the year ended December 31, 2013.

(b)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.
(c)
The Company recognized a valuation allowance of $7.1 million on this property at December 31, 2012. In connection with the sale, the Company provided an interest-free note receivable to the buyer of $5 million (with a net present value of $3.7 million at closing) which matures in 2023 and requires monthly payments of principal.

(d)	The Company recorded an $8.4 million impairment charge on these properties December 31, 2012. The Company has retained a subordinated interest in these properties.
(e)
The property was encumbered by a mortgage which was satisfied by the Company at the time of the sale. The Company incurred $0.7 million in costs for the debt satisfaction, which was included in discontinued operations: loss from early retirement of debt for the year ended December 31, 2013.

(f)
In order to reduce the carrying value of five of the properties to their estimated fair market values, the Company recorded impairment charges of $23.9 million at June 30, 2013. The fair value used in the impairment charges was based on the purchase and sale agreement for the properties ultimately sold.

(g)
The Company completed the sale of this office portfolio and three developable land parcels for approximately $233 million: $201 million in cash ($55.3 million of which was held by a qualified intermediary until such funds were used in acquisitions), a $10 million mortgage on one of the properties ($8 million of which was funded at closing) and subordinated equity interests in each of the properties being sold with capital accounts aggregating $22 million. Net sale proceeds from the sale aggregated $207 million which was comprised of the $233 million gross sales price less the subordinated equity interests of $22 million and $4 million in closing costs.  The purchasers of the Pennsylvania office portfolio are joint ventures formed between the Company and affiliates of the Keystone Property Group (the “Keystone Affiliates”).  The mortgage loan has a term of two years with a one year extension option and bears interest at LIBOR plus six percent.  The Company's equity interests in the joint ventures will be subordinated to Keystone Affiliates receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinated equity and then all profit will be split equally.  In connection with these partial sale transactions, because the buyer receives a preferential return, the Company only recognized profit to the extent that they received net proceeds in excess of their entire carrying value of the properties, effectively reflecting their retained subordinate equity interest at zero. As part of the transaction, the Company has rights to own, after zoning-approval-subdivision, land at the 150 Monument Road property located in Bala Cynwyd, Pennsylvania, for a contemplated multi-family residential development.

(h)	This property was vacant when sold.
(i)	This amount excludes approximately $0.5 million of net closing prorations and related adjustments received from sellers at closing.

Rental Property Held For Sale
(dollars in thousands)

As of March 31, 2014

			Rentable	Gross		Net
		# of	Square	Book	Accumulated	Book
Property	Location	Bldgs.	Feet	Value	Depreciation	Value

22 Sylvan Way	Parsippany, New Jersey	1	249,409	$59,083	$(7,922)	$51,161

Total Office Properties Held for Sale:		1	249,409	$59,083	$(7,922)	$51,161

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended March 31, 2014)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
	Sq. Ft.	Leased	Expiring/		Net	Sq. Ft.	Pct.		Pct.
	Leased	Sq. Ft.	Adjustment	Incoming	Leasing	Leased	Leased		Leased
Market	12/31/13	Acquired/Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	3/31/14 (c)	03/31/14		12/31/13

Northern NJ	11,873,205	-	(743,222)	182,420	(560,802)	11,312,403	79.1%		83.0%
Central NJ	4,840,020	-	(179,236)	182,597	3,361	4,843,381	90.0%		90.0%
Westchester Co., NY	4,077,672	-	(135,599)	134,641	(958)	4,076,714	89.8%		89.8%
Manhattan	524,476	-	-	-	-	524,476	100.0%		100.0%
Sub. Philadelphia	1,119,158	-	(75,835)	35,055	(40,780)	1,078,378	84.1%		87.3%
Fairfield, CT	384,702	-	(35,800)	53,843	18,043	402,745	89.1%		85.1%
Washington, DC/MD	1,083,912	-	(152,206)	53,139	(99,067)	984,845	76.2%		83.8%
Rockland Co., NY	154,950	-	(3,346)	3,346	-	154,950	86.1%		86.1%

Totals	24,058,095	-	(1,325,244)	645,041	(680,203)	23,377,892	83.6	% (d)	86.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31 2013	27,957,785
Total sq. ft. of properties added this period	-
Total sq. ft. as of March 31, 2014	27,957,785

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring March 31, 2014 aggregating 119,109 square feet for which no new leases were signed.
(d)
The percent leased at March 31, 2014 includes the effects of the lease expirations that had been anticipated of Morgan Stanley & Co. and Credit Suisse (USA) at Harborside in Jersey City aggregating 371,000 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Leasing Statistics

(For the three months ended March 31, 2014)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

					Sq. Ft.			Leasing
					Renewed And	Wtd. Avg.	Wtd. Avg.	Costs Per
Detail by Market		# of	Total	Sq. Ft. New	Other	Term	Base	Sq. Ft. Per
Market	Property Type	Transactions	Sq. Ft.	Leases	Retained (a)	(yrs,)	Rent (b)	Year (c)

Northern NJ	Office	26	163,459	66,897	96,562	7.5	25.81	4.47
	Office/Flex	2	18,961	-	18,961	6.5	17.05	1.45
Central NJ	Office	31	182,597	48,283	134,314	3.3	25.00	3.74
Westchester Co., NY	Office	17	59,526	12,900	46,626	3.7	24.55	2.63
	Office/Flex	5	21,415	10,275	11,140	3.3	12.00	0.78
	Industrial	2	53,700	46,000	7,700	8.9	11.37	1.13
Sub. Philadelphia	Office/Flex	7	35,055	10,430	24,625	3.9	12.27	0.58
Fairfield Co., CT	Office	3	35,743	-	35,743	2.7	26.30	1.94
	Office/Flex	1	18,100	18,100	-	2.0	8.33	0.62
Washington, DC/MD	Office	7	53,139	7,403	45,736	1.9	26.75	1.67
Rockland Co., NY	Office	1	3,346	-	3,346	3.2	21.32	1.27

Totals		102	645,041	220,288	424,753	4.8	22.40	3.08

Detail by Property Type
	Office	85	497,810	135,483	362,327	4.5	25.47	3.85
	Office/Flex	15	93,531	38,805	54,726	3.9	12.41	0.91
	Industrial	2	53,700	46,000	7,700	8.9	11.37	1.13

Totals		102	645,041	220,288	424,753	4.8	22.40	3.08

Tenant Retention:	Leases Retained	43.0%
	Sq. Ft. Retained	32.1%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $6,538,988 and commissions of $3,008,669 committed, but not necessarily expended, during the period for second generation space aggregating 643,934 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Leasing Statistics
(For the three months ended March 31, 2014)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
					Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/13	Disposed	03/31/14	12/31/13	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	03/31/14	03/31/14	12/31/13

Northern NJ	662,524	-	662,524	650,908	-	(7,161)	-	(7,161)	643,747	97.2%	98.2%
Central NJ	92,878	-	92,878	92,878	-	-	-	-	92,878	100.0%	100.0%
Sub. Philadelphia	1,842,820	-	1,842,820	1,558,602	-	(92,547)	84,551	(7,996)	1,550,606	84.1%	84.6%
CBD Philadelphia	339,615	-	339,615	330,952	-	-	-	-	330,952	97.4%	97.4%

Totals	2,937,837	-	2,937,837	2,633,340	-	(99,708)	84,551	(15,157)	2,618,183	89.1%	89.6%

DETAIL OF TRANSACTION ACTIVITY

				Sq. Ft.			Leasing
				Renewed	Wtd. Avg.	Wtd. Avg.	Costs Per
Detail by Market	# of	Total	Sq. Ft. New	And Other	Term	Base	Sq. Ft. Per
Market	Transactions	Sq. Ft.	Leases	Retained (c)	(Yrs.)	Rent (d)	Year (e)

Northern NJ	-	-	-	-	-	-	-
Central NJ	-	-	-	-	-	-	-
Sub. Philadelphia	17	84,551	16,088	68,463	5.0	24.58	4.37
CBD Philadelphia	-	-	-	-	-	-	-

Totals	17	84,551	16,088	68,463	5.0	24.58	4.37

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/13	Disposed	03/31/14	12/31/13	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	03/31/14	03/31/14	12/31/13

Northern NJ	81,516	-	81,516	49,464	-	-	-	-	49,464	60.7%	60.7%

DETAIL OF TRANSACTION ACTIVITY

None.

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $1,311,408 and commissions of $390,062 committed, but not necessarily expended, during the period for second generation space aggregating 76,935 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

		Percentage of
		Company
	Annualized Base	Annualized	Total Property
	Rental Revenue	Base Rental	Size Rentable	Percentage of
Market (MSA)	($) (a) (b) (c)	Revenue (%)	Area (b) (c)	Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	130,687,556	24.4	6,705,155	24.0
Jersey City, NJ	107,707,582	20.0	4,317,978	15.4
Westchester-Rockland, NY	84,185,691	15.6	4,720,020	16.9
Bergen-Passaic, NJ	71,825,012	13.3	4,164,226	14.9
Middlesex-Somerset-Hunterdon, NJ	37,079,056	6.9	1,921,405	6.9
Washington, DC-MD-VA-WV	27,694,540	5.1	1,292,807	4.6
Monmouth-Ocean, NJ	26,966,742	5.0	1,620,863	5.8
Trenton, NJ	19,334,568	3.6	956,597	3.4
New York (Manhattan)	17,801,543	3.3	524,476	1.9
Stamford-Norwalk, CT	7,573,731	1.4	452,260	1.6
Philadelphia, PA-NJ	7,454,366	1.4	1,281,998	4.6

Totals	538,310,387	100.0	27,957,785	100.0

(a)
Annualized base rental revenue is based on actual March 2014 billings times 12. For leases whose rent commences after April 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2014 aggregating 119,109 square feet and representing annualized rent of $3,147,876 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

	Annualized	Percentage of		Percentage of
	Base Rental	Company	Square	Total Company
	Revenue	Annualized Base	Feet Leased	Leased
Industry Classification (a)	($) (b) (c) (d)	Rental Revenue (%)	(c) (d)	Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	68,742,291	12.7	2,286,824	10.1
Insurance Carriers & Related Activities	53,104,142	9.8	1,999,800	8.8
Manufacturing	41,836,153	7.8	1,950,777	8.5
Legal Services	35,032,656	6.5	1,320,715	5.8
Telecommunications	32,275,036	6.0	1,679,694	7.3
Credit Intermediation & Related Activities	31,315,129	5.8	1,049,883	4.6
Computer System Design Svcs.	23,061,047	4.3	1,019,936	4.5
Health Care & Social Assistance	22,411,494	4.2	1,199,402	5.2
Accounting/Tax Prep.	19,704,523	3.7	770,287	3.4
Wholesale Trade	18,473,126	3.4	1,235,562	5.4
Architectural/Engineering	17,449,950	3.2	712,471	3.1
Scientific Research/Development	15,367,083	2.9	501,229	2.2
Public Administration	14,264,178	2.6	531,483	2.3
Accommodation & Food Services	12,679,291	2.4	529,671	2.3
Management/Scientific	12,442,063	2.3	478,018	2.1
Arts, Entertainment & Recreation	12,282,338	2.3	718,500	3.1
Admin & Support, Waste Mgt. & Remediation Svcs.	12,225,168	2.3	589,472	2.6
Other Professional	11,908,725	2.2	521,126	2.3
Other Services (except Public Administration)	11,611,855	2.2	489,924	2.1
Real Estate & Rental & Leasing	10,001,729	1.9	531,408	2.3
Advertising/Related Services	8,188,797	1.5	301,077	1.3
Retail Trade	7,171,506	1.3	430,991	1.9
Transportation	6,423,733	1.2	290,982	1.3
Construction	6,365,917	1.2	324,184	1.4
Data Processing Services	5,725,491	1.1	226,372	1.0
Broadcasting	5,173,141	1.0	187,641	0.8
Utilities	4,882,993	0.9	203,471	0.9
Publishing Industries	4,444,363	0.8	218,740	1.0
Information Services	4,301,206	0.8	161,873	0.7
Educational Services	2,430,325	0.5	127,720	0.6
Other	7,014,938	1.2	276,553	1.1

TOTAL	538,310,387	100.0	22,865,786	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual March 2014 billings times 12. For leases whose rent commences after April 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2014 aggregating 119,109 square feet and representing annualized rent of $3,147,876 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Consolidated Portfolio Analysis (a)

(as of March 31, 2014)

Breakdown by Number of Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Land	% of	Multi-	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State	Total
New Jersey	104	42.1%	49	19.9%	-	--	1	0.4%	-	-	3	1.2%	157	63.6%
New York	20	8.1%	41	16.6%	6	2.4%	2	0.8%	2	0.8%	-	-	71	28.7%
Connecticut	1	0.4%	5	2.0%	-	-	-	-	-	-	-	-	6	2.4%
Wash., D.C./Maryland	10	4.1%	-	-	-	-	-	-	1	0.4%	-	-	11	4.5%
Massachusetts	-	-	-	-	-	-	-	-	-	-	2	0.8%	2	0.8%
TOTALS
By Type:	135	54.7%	95	38.5%	6	2.4%	3	1.2%	3	1.2%	5	2.0%	247	100.0%

(a)	Excludes 32 properties, aggregating approximately 3.0 million commercial square feet and 2,597 apartments units, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Consolidated Portfolio Analysis (a)

(as of March 31, 2014)

Breakdown by Square Footage for Commercial Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	By State	Total
New Jersey	18,772,757	67.1%	2,189,531	7.8%	-	-	16,736	0.1%	20,979,024	75.0%
New York	2,490,984	8.9%	2,348,812	8.4%	387,400	1.4%	17,300	0.1%	5,244,496	18.8%
Connecticut	179,260	0.6%	273,000	1.0%	-	-	-	-	452,260	1.6%
Wash., D.C./Maryland	1,292,807	4.6%	-	-	-	-	-	-	1,292,807	4.6%
TOTALS
By Type:	22,735,808	81.2%	4,811,343	17.2%	387,400	1.4%	34,036	0.2%	27,968,587	100.0%

(a)
Excludes five consolidated multi-family properties, aggregating 1,081 apartment units; as well as 32 properties, aggregating approximately 3.0 million commercial square feet and 2,597 apartment units, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Consolidated Portfolio Analysis (a)

(Year ended March 31, 2014)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

							Stand-
		% of	Office/	% of	Indust./	% of	Alone	% of	Land	% of	Multi-	% of	Totals	% of
STATE	Office	Total	Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State	Total

New Jersey	$376,660	69.7%	$17,274	3.2%	-	-	-	-	-	-	$2,351	0.4%	$396,285	73.3%
New York	58,116	10.8%	33,813	6.2%	$3,857	0.7%	$484	0.1%	$337	0.1%	-	-	96,607	17.9%
Connecticut	3,482	0.6%	4,063	0.8%	-	-	-	-	-	-	-	-	7,545	1.4%
Wash., D.C./Maryland	27,457	5.1%	-	-	-	-	-	-	153	-	-	-	27,610	5.1%
Massachusetts	-	-	-	-	-	-	-	-	-	-	12,544	2.3%	12,544	2.3%
TOTALS
By Type:	$465,715	86.2%	$55,150	10.2%	$3,857	0.7%	$484	0.1%	$490	0.1%	$14,895	2.7%	$540,591	100.0%

     (a)  Excludes 32 properties, aggregating approximately 3.0 million commercial square feet and 2,597 apartment units, which are not consolidated by the Company.
(b)
Total base rent for the year ended March 31, 2014, determined in accordance with GAAP. Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Consolidated Portfolio Analysis (a) (b)

(as of March 31, 2014)

Breakdown by Percentage Leased for Commercial Properties

PROPERTY TYPE:

					WEIGHTED AVG.
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	By State
New Jersey	82.0%	84.1%	-	52.2%	82.2%
New York	87.4%	92.9%	97.9%	100.0%	90.7%
Connecticut	81.4%	94.1%	-	-	89.1%
Washington, D.C./ Maryland	76.2%	-	-	-	76.2%

WEIGHTED AVG. By Type:	82.2%	89.0%	97.9%	76.5%	83.6%

(a)
Excludes five consolidated multi-family properties, aggregating 1,081 apartment units; as well as 32 properties, aggregating approximately 3.0 million commercial square feet and 2,597 apartment units, which are not consolidated by the Company, and parcels of land leased to others.

(b)
Percentage leased includes all commercial leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring March 31, 2014 aggregating 119,109 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Property Listing

Office Properties

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	03/31/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	88.5	2,579	0.48	20.38
Fort Lee
One Bridge Plaza	1981	200,000	93.6	4,729	0.88	25.26
2115 Linwood Avenue	1981	68,000	58.6	962	0.18	24.14
Lyndhurst
210 Clay Avenue	1981	121,203	84.2	2,414	0.45	23.65
Montvale
135 Chestnut Ridge Road	1981	66,150	66.6	932	0.17	21.15
Paramus
15 East Midland Avenue	1988	259,823	54.2	4,248	0.79	30.17
140 East Ridgewood Avenue	1981	239,680	73.5	4,620	0.86	26.23
461 From Road	1988	253,554	40.6	2,520	0.47	24.48
650 From Road	1978	348,510	85.0	6,008	1.11	20.28
61 South Paramus Road (e)	1985	269,191	60.0	4,524	0.84	28.01
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,502	0.28	29.00
365 West Passaic Street	1976	212,578	82.9	3,725	0.69	21.14
395 West Passaic Street	1979	100,589	54.7	1,176	0.22	21.37
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.38	15.72
10 Mountainview Road	1986	192,000	75.1	3,076	0.57	21.33
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.36	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,176	0.22	22.40
530 Chestnut Ridge Road	1986	57,204	100.0	1,081	0.20	18.90
50 Tice Boulevard	1984	235,000	86.0	5,442	1.01	26.93
300 Tice Boulevard	1991	230,000	96.9	5,967	1.10	26.77

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	72.9	4,779	0.88	26.49
Borough of Roseland
4 Becker Farm Road	1983	281,762	94.9	6,977	1.29	26.09
5 Becker Farm Road	1982	118,343	69.6	1,868	0.35	22.68
6 Becker Farm Road	1982	129,732	78.3	2,575	0.48	25.35
101 Eisenhower Parkway	1980	237,000	84.3	4,734	0.88	23.69
103 Eisenhower Parkway	1985	151,545	79.4	2,402	0.44	19.96
105 Eisenhower Parkway	2001	220,000	51.7	2,775	0.51	24.40
75 Livingston Avenue	1985	94,221	64.2	1,262	0.23	20.86
85 Livingston Avenue	1985	124,595	81.8	2,604	0.48	25.55

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Plaza 1	1983	400,000	100.0	11,328	2.10	28.32
Harborside Plaza 2	1990	761,200	48.3	17,104	3.16	46.52
Harborside Plaza 3	1990	725,600	78.4	19,829	3.67	34.86
Harborside Plaza 4-A	2000	207,670	100.0	6,598	1.22	31.77
Harborside Plaza 5	2002	977,225	87.2	31,199	5.77	36.61
101 Hudson Street	1992	1,246,283	83.1	28,295	5.23	27.32

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	72.2	573	0.11	22.50
600 Horizon Drive	2002	95,000	100.0	1,191	0.22	12.54
700 Horizon Drive	2007	120,000	100.0	2,459	0.45	20.49
2 South Gold Drive	1974	33,962	61.6	483	0.09	23.09

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Property Listing

Office Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	03/31/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

Princeton
103 Carnegie Center	1984	96,000	89.4	2,200	0.41	25.63
2 Independence Way	1981	67,401	100.0	1,533	0.28	22.74
3 Independence Way	1983	111,300	77.9	1,846	0.34	21.29
100 Overlook Center	1988	149,600	89.6	3,734	0.69	27.86
5 Vaughn Drive	1987	98,500	100.0	2,345	0.43	23.81

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.07	9.30
Edison
343 Thornall Street (c)	1991	195,709	96.8	3,440	0.64	18.16
Piscataway
30 Knightsbridge Road, Bldg 3	1977	160,000	100.0	2,053	0.38	12.83
30 Knightsbridge Road, Bldg 4	1977	115,000	100.0	1,475	0.27	12.83
30 Knightsbridge Road, Bldg 5	1977	332,607	92.9	5,454	1.01	17.65
30 Knightsbridge Road, Bldg 6	1977	72,743	63.8	240	0.04	5.17
Plainsboro
500 College Road East (e)	1984	158,235	87.4	3,046	0.56	22.02
Woodbridge
581 Main Street	1991	200,000	100.0	4,938	0.91	24.69

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	66.0	463	0.09	15.76
3 Paragon Way	1991	66,898	88.2	1,091	0.20	18.49
4 Paragon Way	2002	63,989	30.8	449	0.08	22.78
100 Willow Brook Road	1988	60,557	57.4	766	0.14	22.04
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.74	11.46
Middletown
One River Center Bldg 1	1983	122,594	96.1	2,638	0.49	22.39
One River Center Bldg 2	1983	120,360	90.5	2,606	0.48	23.92
One River Center Bldg 3 and 4	1984	214,518	93.3	4,416	0.82	22.06
Neptune
3600 Route 66	1989	180,000	96.1	1,714	0.32	9.91
Wall Township
1305 Campus Parkway	1988	23,350	92.4	443	0.08	20.53
1350 Campus Parkway	1990	79,747	99.9	1,011	0.19	12.69

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	3,973	0.73	23.63
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,514	0.28	20.19
201 Littleton Road	1979	88,369	75.4	1,286	0.24	19.30
Morris Township
412 Mt. Kemble Avenue	1986	475,100	60.0	6,666	1.23	23.38
Parsippany
4 Campus Drive	1983	147,475	77.0	2,264	0.42	19.94
6 Campus Drive	1983	148,291	76.8	2,527	0.47	22.19
7 Campus Drive	1982	154,395	86.3	2,646	0.49	19.86
8 Campus Drive	1987	215,265	67.4	3,247	0.60	22.38
9 Campus Drive	1983	156,495	30.4	1,042	0.19	21.90
4 Century Drive	1981	100,036	48.8	1,096	0.20	22.45
5 Century Drive	1981	79,739	53.8	896	0.17	20.89
6 Century Drive	1981	100,036	58.0	1,101	0.20	18.98
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	85.9	5,836	1.08	27.34

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Property Listing

Office Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	03/31/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

2 Hilton Court	1991	181,592	100.0	6,528	1.21	35.95
1633 Littleton Road	1978	57,722	100.0	1,131	0.21	19.59
600 Parsippany Road	1978	96,000	93.2	1,646	0.30	18.40
1 Sylvan Way	1989	150,557	96.0	4,090	0.76	28.30
4 Sylvan Way	1984	105,135	100.0	1,352	0.25	12.86
5 Sylvan Way	1989	151,383	77.5	3,426	0.63	29.20
7 Sylvan Way	1987	145,983	-	825	0.15	-
14 Sylvan Way (f)	2013	203,506	100.0	4,164	0.77	24.89
22 Sylvan Way	2009	249,409	100.0	6,327	1.17	25.37
20 Waterview Boulevard	1988	225,550	93.8	4,756	0.88	22.48
35 Waterview Boulevard	1990	172,498	87.3	4,131	0.76	27.43
5 Wood Hollow Road	1979	317,040	95.2	6,262	1.16	20.75

PASSAIC COUNTY, NEW JERSEY
Totowa
999 Riverview Drive	1988	56,066	91.8	863	0.16	16.77

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	59.2	1,023	0.19	35.27
233 Mt. Airy Road	1987	66,000	67.5	288	0.05	6.46
Bridgewater
440 Route 22 East	1990	198,376	95.5	4,720	0.87	24.91
721 Route 202/206	1989	192,741	98.6	4,342	0.80	22.85
Warren
10 Independence Boulevard	1988	120,528	92.6	2,678	0.50	23.99

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	89.8	4,402	0.81	26.85
Cranford
6 Commerce Drive	1973	56,000	91.3	1,107	0.21	21.65
11 Commerce Drive	1981	90,000	83.1	1,836	0.34	24.55
12 Commerce Drive	1967	72,260	84.7	923	0.17	15.08
14 Commerce Drive	1971	67,189	88.3	1,172	0.22	19.75
20 Commerce Drive	1990	176,600	98.3	3,554	0.66	20.47
25 Commerce Drive	1971	67,749	91.6	1,262	0.23	20.34
65 Jackson Drive	1984	82,778	53.9	1,109	0.21	24.86
New Providence
890 Mountain Avenue	1977	80,000	77.1	1,134	0.21	18.39

Total New Jersey Office		18,772,757	82.0	376,660	69.68	24.54

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	16,406	3.04	31.28

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	86.1	3,502	0.65	22.60

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	90.5	980	0.18	18.05
101 Executive Boulevard	1971	50,000	-	54	0.01	-
555 Taxter Road	1986	170,554	97.4	3,412	0.63	20.54
565 Taxter Road	1988	170,554	86.4	3,628	0.67	24.62
570 Taxter Road	1972	75,000	68.7	1,244	0.23	24.14

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Property Listing

Office Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	03/31/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

Hawthorne
1 Skyline Drive	1980	20,400	99.0	340	0.06	16.84
2 Skyline Drive	1987	30,000	100.0	543	0.10	18.10
7 Skyline Drive	1987	109,000	74.8	2,093	0.39	25.67
17 Skyline Drive (e)	1989	85,000	100.0	1,544	0.29	18.16
Tarrytown
200 White Plains Road	1982	89,000	61.7	1,320	0.24	24.04
220 White Plains Road	1984	89,000	75.4	1,690	0.31	25.18
White Plains
1 Barker Avenue	1975	68,000	87.8	1,684	0.31	28.21
3 Barker Avenue	1983	65,300	100.0	1,393	0.26	21.33
50 Main Street	1985	309,000	88.6	8,399	1.55	30.68
11 Martine Avenue	1987	180,000	77.7	4,384	0.81	31.35
1 Water Street	1979	45,700	68.3	805	0.15	25.79
Yonkers
1 Executive Boulevard	1982	112,000	100.0	3,005	0.56	26.83
3 Executive Boulevard	1987	58,000	100.0	1,690	0.31	29.14

Total New York Office		2,490,984	87.4	58,116	10.75	26.69

FAIRFIELD COUNTY, NEW YORK
Stamford
1266 East Main Street	1984	179,260	81.4	3,482	0.64	23.86

Total Connecticut Office		179,260	81.4	3,482	0.64	23.86

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	87.0	6,694	1.24	45.38
1400 L Street, NW	1987	159,000	100.0	5,873	1.09	36.94

Total District of Columbia Office		328,549	93.3	12,567	2.33	41.00

PRINCE GEORGE'S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	1,061	0.20	27.42
6301 Ivy Lane	1979	112,003	62.3	1,581	0.29	22.66
6303 Ivy Lane	1980	112,047	13.2	2,022	0.37	136.71
6305 Ivy Lane	1982	112,022	84.3	1,916	0.35	20.29
6404 Ivy Lane	1987	165,234	73.8	2,707	0.50	22.20
6406 Ivy Lane	1991	163,857	77.0	534	0.10	4.23
6411 Ivy Lane	1984	138,405	70.1	2,180	0.40	22.47
Lanham
4200 Parliament Place	1989	122,000	94.6	2,889	0.54	25.03

Total Maryland Office		964,258	70.4	14,890	2.75	21.92

TOTAL OFFICE PROPERTIES		22,735,808	82.2	465,715	86.15	24.96

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Property Listing

Office/Flex Properties

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	03/31/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	78.7	423	0.08	8.33
5 Terri Lane	1992	74,555	100.0	619	0.11	8.30
Moorestown
2 Commerce Drive	1986	49,000	69.2	220	0.04	6.49
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	249	0.05	6.48
201 Commerce Drive	1986	38,400	25.0	54	0.01	5.63
202 Commerce Drive	1988	51,200	25.0	154	0.03	12.03
1 Executive Drive	1989	20,570	100.0	196	0.04	9.53
2 Executive Drive	1988	60,800	71.4	270	0.05	6.22
101 Executive Drive	1990	29,355	99.7	299	0.06	10.22
102 Executive Drive	1990	64,000	100.0	474	0.09	7.41
225 Executive Drive	1990	50,600	85.4	219	0.04	5.07
97 Foster Road	1982	43,200	100.0	170	0.03	3.94
1507 Lancer Drive	1995	32,700	100.0	146	0.03	4.46
1245 North Church Street	1998	52,810	65.1	210	0.04	6.11
1247 North Church Street	1998	52,790	64.0	305	0.06	9.03
1256 North Church Street	1984	63,495	100.0	477	0.09	7.51
840 North Lenola Road	1995	38,300	47.0	302	0.06	16.78
844 North Lenola Road	1995	28,670	100.0	203	0.04	7.08
915 North Lenola Road	1998	52,488	100.0	292	0.05	5.56
2 Twosome Drive	2000	48,600	100.0	404	0.07	8.31
30 Twosome Drive	1997	39,675	74.8	231	0.04	7.78
31 Twosome Drive	1998	84,200	100.0	455	0.08	5.40
40 Twosome Drive	1996	40,265	100.0	283	0.05	7.03
41 Twosome Drive	1998	43,050	100.0	265	0.05	6.16
50 Twosome Drive	1997	34,075	56.0	122	0.02	6.39

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	220	0.04	16.57
200 Horizon Drive	1991	45,770	100.0	695	0.13	15.18
300 Horizon Drive	1989	69,780	53.2	522	0.10	14.06
500 Horizon Drive	1990	41,205	93.8	576	0.11	14.90

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	612	0.11	17.49
1340 Campus Parkway	1992	72,502	75.1	1,018	0.19	18.70
1345 Campus Parkway	1995	76,300	95.3	1,053	0.19	14.48
1433 Highway 34	1985	69,020	80.7	538	0.10	9.66
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	100.0	163	0.03	7.70

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	596	0.11	15.30
2 Center Court	1998	30,600	33.0	215	0.04	21.29
11 Commerce Way	1989	47,025	100.0	513	0.09	10.91
20 Commerce Way	1992	42,540	46.7	228	0.04	11.48
29 Commerce Way	1990	48,930	77.9	148	0.03	3.88
40 Commerce Way	1987	50,576	86.3	560	0.10	12.83
45 Commerce Way	1992	51,207	100.0	519	0.10	10.14

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Property Listing

Office/Flex Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	03/31/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

60 Commerce Way	1988	50,333	89.1	502	0.09	11.19
80 Commerce Way	1996	22,500	76.9	252	0.05	14.56
100 Commerce Way	1996	24,600	88.0	276	0.05	12.75
120 Commerce Way	1994	9,024	100.0	103	0.02	11.41
140 Commerce Way	1994	26,881	99.5	306	0.06	11.44

Total New Jersey Office/Flex		2,189,531	84.1	17,274	3.20	9.38

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	425	0.08	13.36
75 Clearbrook Road	1990	32,720	100.0	372	0.07	11.37
125 Clearbrook Road	2002	33,000	93.6	618	0.11	20.01
150 Clearbrook Road	1975	74,900	99.3	996	0.18	13.39
175 Clearbrook Road	1973	98,900	100.0	1,323	0.25	13.38
200 Clearbrook Road	1974	94,000	98.8	1,162	0.21	12.51
250 Clearbrook Road	1973	155,000	97.8	1,071	0.20	7.07
50 Executive Boulevard	1969	45,200	59.6	413	0.08	15.33
77 Executive Boulevard	1977	13,000	100.0	244	0.05	18.77
85 Executive Boulevard	1968	31,000	-	203	0.04	-
300 Executive Boulevard	1970	60,000	100.0	724	0.13	12.07
350 Executive Boulevard	1970	15,400	99.4	230	0.04	15.03
399 Executive Boulevard	1962	80,000	100.0	1,038	0.19	12.98
400 Executive Boulevard	1970	42,200	71.1	556	0.10	18.53
500 Executive Boulevard	1970	41,600	100.0	760	0.14	18.27
525 Executive Boulevard	1972	61,700	100.0	991	0.18	16.06
1 Westchester Plaza	1967	25,000	100.0	352	0.07	14.08
2 Westchester Plaza	1968	25,000	96.1	313	0.06	13.03
3 Westchester Plaza	1969	93,500	97.9	1,070	0.20	11.69
4 Westchester Plaza	1969	44,700	100.0	697	0.13	15.59
5 Westchester Plaza	1969	20,000	100.0	299	0.06	14.95
6 Westchester Plaza	1968	20,000	100.0	223	0.04	11.15
7 Westchester Plaza	1972	46,200	100.0	659	0.12	14.26
8 Westchester Plaza	1971	67,200	96.7	1,242	0.23	19.11
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	723	0.13	14.15
4 Skyline Drive	1987	80,600	93.0	1,339	0.25	17.86
5 Skyline Drive	1980	124,022	99.8	1,658	0.31	13.40
6 Skyline Drive	1980	44,155	72.8	576	0.11	17.92
8 Skyline Drive	1985	50,000	85.4	821	0.15	19.23
10 Skyline Drive	1985	20,000	100.0	392	0.07	19.60
11 Skyline Drive (e)	1989	45,000	100.0	994	0.18	22.09
12 Skyline Drive (e)	1999	46,850	71.7	540	0.10	16.08
15 Skyline Drive (e)	1989	55,000	18.7	196	0.04	19.06
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,570	0.29	20.48
200 Corporate Boulevard South	1990	84,000	90.1	1,791	0.33	23.66
4 Executive Plaza	1986	80,000	100.0	1,254	0.23	15.68
6 Executive Plaza	1987	80,000	100.0	1,648	0.30	20.60
1 Odell Plaza	1980	106,000	100.0	1,528	0.28	14.42
3 Odell Plaza	1984	71,065	100.0	1,596	0.30	22.46
5 Odell Plaza	1983	38,400	99.6	649	0.12	16.97
7 Odell Plaza	1984	42,600	100.0	557	0.10	13.08

Total New York Office/Flex		2,348,812	92.9	33,813	6.25	15.50

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Property Listing

Office/Flex Properties (continued)
and Industrial/Warehouse, Retail Properties, and Land Leases

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	03/31/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.29	17.91
500 West Avenue	1988	25,000	75.9	388	0.07	20.45
550 West Avenue	1990	54,000	81.3	896	0.17	20.41
600 West Avenue	1999	66,000	100.0	670	0.12	10.15
650 West Avenue	1998	40,000	100.0	533	0.10	13.33

Total Connecticut Office/Flex		273,000	94.1	4,063	0.75	15.82

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	89.0	55,150	10.20	12.89

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	105	0.02	15.91
2 Warehouse Lane (e)	1957	10,900	100.0	158	0.03	14.50
3 Warehouse Lane (e)	1957	77,200	100.0	399	0.07	5.17
4 Warehouse Lane (e)	1957	195,500	97.0	1,724	0.32	9.09
5 Warehouse Lane (e)	1957	75,100	97.1	916	0.17	12.56
6 Warehouse Lane (e)	1982	22,100	100.0	555	0.10	25.11

Total Industrial/Warehouse Properties		387,400	97.9	3,857	0.71	10.17

HUDSON COUNTY, NEW JERSEY
Weehawken
500 Avenue at Port Imperial (f)	2013	16,736	52.2	-	-	-

Total New Jersey Retail Properties		16,736	52.2	-	-	-

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.06	38.13

Total New York Retail Properties		17,300	100.0	484	0.09	27.98

Total Retail Properties		34,036	76.5	484	0.09	18.59

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	-	-	-	152	0.03	-
Yonkers
1 Enterprise Boulevard	-	-	-	185	0.03	-

Total New York Land Leases		-	-	337	0.06	-

PRINCE GEORGE'S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	-	-	-	153	0.03	-

Total Maryland Land Leases		-	-	153	0.03	-

Total Land Leases		-	-	490	0.09	-

TOTAL COMMERCIAL PROPERTIES		27,968,587	83.6	525,696	97.24	22.52

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Property Listing

Multi-Family Properties

			Commercial
		Net	Percentage		Percentage	2014		2014
		Rentable	Leased		Leased	Base		Average
		Commercial	as of		as of	Rent	Percentage	Base Rent
	Year	Area	03/31/14	Number	03/31/14	($000’s)	of Total 2014	Per Sq. Ft.
Multi-Family Properties	Built	(Sq. Ft.)	(%) (a)	of Units	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (j)

MIDDLESEX COUNTY, NEW JERSEY
New Brunswick
Richmond Court (f) (g)	1997	-	-	82	98.8	422	0.08	1,539
Riverwatch Commons (f) (g)	1995	-	-	118	97.5	597	0.11	1,533

UNION COUNTY, NEW JERSEY
Rahway
Park Square (f) (h)	2011	5,934	100.0	159	95.6	1,332	0.25	2,019

Total New Jersey Multi-Family		5,934	100.0	359	96.9	2,351	0.44	1,747

SUFFOLK COUNTY, MASSACHUSETTS
Revere
Alterra at Overlook Ridge 1A	2004	-	-	310	96.8	5,412	1.00	1,503
Alterra at Overlook Ridge 1B (f) (i)	2008	-	-	412	96.8	7,132	1.32	1,502

Total Massachusetts Multi-Family		-	-	722	96.8	12,544	2.32	1,503

Total Multi-Family Properties		5,934	100.0	1,081	96.9	14,895	2.76	1,584

TOTAL PROPERTIES		27,974,521				540,591	100.00

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2014 aggregating 119,109 square feet (representing 0.4 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for 2014, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage. For the year ended March 31, 2014, total escalations and recoveries from tenants were: $69,027, or $3.74 per leased square foot, for office properties; $7,850, or $1.83 per leased square foot, for office/flex properties; and $1,963, or $4.44 per leased square foot, for other properties.

(c)	Excludes space leased by the Company.
(d)	Base rent for 2014 divided by net rentable commercial square feet leased at March 31, 2014.
(e)	This property is located on land leased by the Company.
(f)
As this property was acquired, commenced initial operations or initially consolidated by the Company during the 12 months ended March 31, 2014, the amounts represented in 2014 base rent reflect only that portion of the year during which the Company owned or consolidated the property. Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2014 average base rent per sq. ft. and per unit for this property have been calculated by taking 2014 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased or occupied units at March 31, 2014. These annualized per square foot and per unit amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended March 31, 2014.

(g)	Acquired on December 19, 2013. Amounts reflect period of ownership.
(h)	Acquired on November 20, 2013. Amounts reflect period of ownership.
(i)	Acquired on April 4, 2013. Amounts reflect period of ownership.
(j)	Annualized base rent for 2013 divided by units occupied at March 31, 2014, divided by 12.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Commercial Properties as of March 31, 2014, based upon annualized base rental revenue:

			Percentage of
		Annualized	Company	Square	Percentage	Year of
	Number of	Base Rental	Annualized Base	Feet	Total Company	Lease
	Properties	Revenue ($) (a)	Rental Revenue (%)	Leased	Leased Sq. Ft. (%)	Expiration

DB Services New Jersey, Inc.	2	12,335,217	2.4	409,166	1.9	2017
National Union Fire Insurance Company of Pittsburgh, PA	3	11,203,562	2.2	398,141	1.7	(b)
Wyndham Worldwide Operations	2	11,199,134	2.1	452,915	2.0	2029
Bank Of Tokyo-Mitsubishi FUJI, Ltd.	1	10,540,716	2.0	282,606	1.2	(c)
Forest Research Institute, Inc.	1	9,070,892	1.7	215,659	0.9	2017
United States of America-GSA	11	8,803,753	1.6	285,343	1.2	(d)
Prentice-Hall, Inc.	1	8,643,699	1.6	474,801	2.1	2014
Montefiore Medical Center	7	7,135,069	1.3	312,824	1.4	(e)
ICAP Securities USA, LLC	1	6,904,128	1.3	159,834	0.7	2017
TD Ameritrade Online Holdings	1	6,229,711	1.2	188,776	0.8	2020
Daiichi Sankyo, Inc.	1	6,133,613	1.1	171,900	0.8	2022
Merrill Lynch Pierce Fenner	1	5,883,780	1.1	294,189	1.3	2017
New Cingular Wireless PCS, LLC	3	5,554,225	1.0	240,582	1.1	(f)
AECOM Technology Corporation	2	5,258,602	1.0	162,346	0.7	(g)
HQ Global Workplaces, LLC	17	4,888,434	0.9	276,721	1.2	(h)
Vonage America, Inc.	1	4,340,000	0.8	350,000	1.5	2017
CohnReznick, LLP	2	4,333,954	0.8	155,056	0.7	(i)
AT&T Corp.	1	4,137,500	0.8	275,000	1.2	(j)
Morgan Stanley Smith Barney	3	3,855,452	0.7	125,145	0.5	(k)
Allstate Insurance Company	7	3,696,720	0.7	160,312	0.7	(l)
Arch Insurance Company	1	3,685,118	0.7	106,815	0.5	2024
SunAmerica Asset Management	1	3,167,756	0.6	69,621	0.3	2018
Tullett Prebon Holdings Corp.	1	3,127,970	0.6	100,759	0.4	2023
Alpharma, LLC	1	3,098,092	0.6	112,235	0.5	2018
Xand Operations, LLC	2	3,014,150	0.6	131,078	0.6	2024
E*Trade Financial Corporation	1	2,930,757	0.5	106,573	0.5	2022
Plymouth Rock Management Company of New Jersey	2	2,928,321	0.5	116,889	0.5	2020
Natixis North America, Inc.	1	2,823,569	0.5	89,907	0.4	2021
Continental Casualty Company	2	2,784,736	0.5	100,712	0.4	(m)
AAA Mid-Atlantic, Inc.	2	2,765,642	0.5	129,784	0.6	(n)
KPMG, LLP	2	2,736,214	0.5	121,490	0.5	(o)
Tradeweb Markets, LLC	1	2,711,760	0.5	64,976	0.3	2017
Connell Foley, LLP	2	2,657,218	0.5	97,822	0.4	2015
New Jersey Turnpike Authority	1	2,605,798	0.5	100,223	0.4	2017
Lowenstein Sandler LLP	1	2,516,264	0.5	98,677	0.4	2017
Savvis Communications Corporation	1	2,430,116	0.5	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.5	93,376	0.4	2016
UBS Financial Services, Inc.	3	2,391,327	0.4	82,413	0.4	(p)
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
T-Mobile USA, Inc.	1	2,339,254	0.4	105,135	0.5	2017
Qualcare Alliance Networks, Inc.	2	2,316,191	0.4	118,779	0.5	2021
Tower Insurance Company of New York	1	2,306,760	0.4	76,892	0.3	2023
Bozzuto & Associates, Inc.	1	2,301,992	0.4	104,636	0.5	2025
The Louis Berger Group, Inc.	3	2,294,370	0.4	116,765	0.5	(q)
Rothstein, Kass & Company, P.C.	1	2,287,823	0.4	88,652	0.4	2017
Movado Group, Inc.	1	2,261,498	0.4	98,326	0.4	2018
Norris, McLaughlin & Marcus, PA	1	2,259,738	0.4	86,913	0.4	2017
Pitney Bowes Software, Inc.	1	2,253,645	0.4	73,379	0.3	2015
Bunge Management Services, Inc.	1	2,221,151	0.4	66,303	0.3	2020
Barr Laboratories, Inc.	1	2,209,107	0.4	89,510	0.4	2015
Totals		218,362,260	40.6	8,309,083	36.3
See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual March, 2014 billings times 12. For leases whose rent commences after April 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	281,023 square feet expire in 2018; 117,118 square feet expire in 2019.
(c)	20,649 square feet expire in 2018; 24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(d)	221,148 square feet expire in 2015; 15,851 square feet expire in 2016; 7,046 square feet expire in 2018; 21,596 square feet expire in 2022; 19,702 square feet expire in 2023.
(e)
13,810 square feet expire in 2014; 20,812 square feet expire in 2015; 7,200 square feet expire in 2016; 59,302 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022; 8,500 square feet expire in 2023.

(f)	27,766 square feet expire in 2014; 212,816 square feet expire in 2018.
(g)	70,932 square feet expire in 2023; 91,414 square feet expire in 2029.
(h)
22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 19,190 square feet expire in 2018; 41,549 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 109,406 square feet expire in 2024.

(i)	1,021 square feet expire in 2018; 154,035 square feet expire in 2020.
(j)	115,000 square feet expire in 2016; 160,000 square feet expire in 2019.
(k)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 26,262 square feet expire in 2018; 42,395 square feet expire in 2026.
(l)	5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 75,740 square feet expire in 2017; 70,754 square feet expire in 2018; 4,456 square feet expire in 2019.
(m)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(n)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(o)	10,877 square feet expire in 2014; 53,409 square feet expire in 2019; 57,204 square feet expire in 2020.
(p)	42,360 square feet expire in 2016; 13,340 square feet expire in 2022; 26,713 square feet expire in 2024.
(q)	322 square feet expire in 2017; 8,111 square feet expire in 2020; 108,332 square feet expire in 2026.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Schedule of Lease Expirations

All Consolidated Commercial Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Commercial Properties beginning April 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014 (c)
Northern NJ	81	712,708	3.1	17,036,033	23.90	3.2
Central NJ	43	182,361	0.8	4,072,104	22.33	0.8
Westchester Co., NY	62	265,984	1.2	6,278,016	23.60	1.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	4	38,830	0.2	294,990	7.60	-
Fairfield, CT	7	29,573	0.1	524,101	17.72	0.1
Washington, DC/MD	17	68,495	0.3	1,757,858	25.66	0.3
Rockland Co., NY	4	6,949	(d)	162,107	23.33	(d)
TOTAL – 2014	218	1,304,900	5.7	30,125,209	23.09	5.6

2015
Northern NJ	105	1,360,769	6.0	30,687,510	22.55	5.7
Central NJ	65	418,165	1.8	9,466,735	22.64	1.8
Westchester Co., NY	83	430,951	1.9	8,955,773	20.78	1.7
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	26	246,713	1.1	1,809,281	7.33	0.3
Fairfield, CT	7	71,445	0.3	1,587,457	22.22	0.3
Washington, DC/MD	39	350,641	1.5	10,848,941	30.94	2.0
Rockland Co., NY	2	32,311	0.1	775,464	24.00	0.1
TOTAL – 2015	327	2,910,995	12.7	64,131,161	22.03	11.9

2016
Northern NJ	109	924,244	4.1	23,967,581	25.93	4.5
Central NJ	63	601,175	2.6	13,978,031	23.25	2.6
Westchester Co., NY	87	490,612	2.2	9,764,829	19.90	1.8
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	12	165,743	0.7	1,121,218	6.76	0.2
Fairfield, CT	6	159,640	0.7	3,217,178	20.15	0.6
Washington, DC/MD	24	97,416	0.4	2,562,327	26.30	0.5
Rockland Co., NY	1	1,885	(d)	49,010	26.00	(d)
TOTAL – 2016	302	2,440,715	10.7	54,660,174	22.40	10.2

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Schedule of Lease Expirations

All Consolidated Commercial Properties
(continued)

						Average Annualized
				Percentage Of		Base Rent Per
		Net Rentable		Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject		Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring		Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases		Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)		Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2017	268	3,618,932		15.8	85,780,977	23.70	15.9

2018	260	2,603,522		11.4	60,713,201	23.32	11.3

2019	207	2,082,228		9.1	44,788,826	21.51	8.3

2020	137	1,726,834		7.6	37,454,077	21.69	7.0

2021	87	1,314,025		5.8	33,876,991	25.78	6.3

2022	63	1,049,507		4.6	26,525,344	25.27	4.9

2023	39	1,059,601		4.6	26,923,060	25.41	5.0

2024	54	1,078,661		4.7	25,742,841	23.87	4.8

2025 and thereafter	35	1,675,866		7.3	47,588,526	28.40	8.8
Totals/Weighted
Average	1,997	22,865,786	(c) (e)	100.0	538,310,387	23.54	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2014 billings times 12. For leases whose rent commences after April 1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2014 aggregating 119,109 square feet and representing annualized rent of $3,147,876 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	22,865,786
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	512,106
Square footage unleased	4,579,893
Total net rentable square footage (does not include land leases)	27,957,785

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

						Average Annualized
				Percentage Of		Base Rent Per
		Net Rentable		Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject		Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring		Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases		Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)		Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014 (c)
Northern NJ	76	649,243		3.5	16,147,351	24.87	3.4
Central NJ	37	152,179		0.8	3,644,475	23.95	0.7
Westchester Co., NY	41	123,178		0.7	3,636,457	29.52	0.7
Manhattan	-	-		-	-	-	-
Fairfield Co., CT	4	15,148		0.1	350,172	23.12	0.1
Washington, DC/MD	17	68,495		0.4	1,757,858	25.66	0.4
Rockland Co., NY	4	6,949		(d)	162,107	23.33	(d)
TOTAL – 2014	179	1,015,192		5.5	25,698,420	25.31	5.3

2015
Northern NJ	98	1,306,237		7.1	30,059,260	23.01	6.2
Central NJ	55	338,461		1.9	8,412,109	24.85	1.8
Westchester Co., NY	49	212,773		1.2	5,535,039	26.01	1.2
Manhattan	-	-		-	-	-	-
Fairfield Co., CT	5	22,968		0.1	606,368	26.40	0.1
Washington, DC/MD	39	350,641		1.9	10,848,941	30.94	2.3
Rockland Co., NY	2	32,311		0.2	775,464	24.00	0.2
TOTAL – 2015	248	2,263,391		12.4	56,237,181	24.85	11.8

2016
Northern NJ	103	866,537		4.8	23,276,889	26.86	4.9
Central NJ	54	486,384		2.7	12,204,996	25.09	2.6
Westchester Co., NY	41	198,190		1.1	5,259,460	26.54	1.1
Manhattan	-	-		-	-	-	-
Fairfield Co., CT	4	53,540		0.3	1,464,498	27.35	0.3
Washington, DC/MD	24	97,416		0.5	2,562,327	26.30	0.5
Rockland Co., NY	1	1,885		(d)	49,010	26.00	(d)
TOTAL – 2016	227	1,703,952		9.4	44,817,180	26.30	9.4

2017	203	3,086,923		17.0	78,751,704	25.51	16.5

2018	184	1,835,138		10.1	51,249,519	27.93	10.8

2019	159	1,408,613		7.7	35,490,013	25.20	7.5

2020	112	1,404,625		7.7	33,343,036	23.74	7.0

2021	75	1,167,750		6.4	31,829,741	27.26	6.7

2022	57	982,480		5.4	25,599,951	26.06	5.4

2023	30	856,473		4.7	24,261,425	28.33	5.1

2024	41	883,987		4.9	22,914,692	25.92	4.8

2025 and thereafter	29	1,598,436		8.8	46,348,609	29.00	9.7
Totals/Weighted
Average	1,544	18,206,960	(c)	100.0	476,541,471	26.17	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2014 billings times 12. For leases whose rent commences after April 1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2014 aggregating 112,529 square feet and representing annualized rent of $3,019,566 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

						Average Annualized
				Percentage Of		Base Rent Per
		Net Rentable		Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject		Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring		Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases		Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)		Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014 (c)
Northern NJ	5	63,465		1.4	888,682	14.00	1.5
Central NJ	4	28,322		0.7	386,969	13.66	0.7
Westchester Co., NY	19	127,616		3.0	2,388,517	18.72	4.2
Sub Philadelphia	4	38,830		0.9	294,990	7.60	0.5
Fairfield Co., CT	3	14,425		0.3	173,929	12.06	0.3
TOTAL – 2014	35	272,658		6.3	4,133,087	15.16	7.2

2015
Northern NJ	7	54,532		1.3	628,250	11.52	1.1
Central NJ	8	76,690		1.8	982,926	12.82	1.7
Westchester Co., NY	32	182,478		4.3	2,932,134	16.07	5.2
Sub Philadelphia	26	246,713		5.8	1,809,281	7.33	3.2
Fairfield Co., CT	2	48,477		1.1	981,089	20.24	1.7
TOTAL – 2015	75	608,890		14.3	7,333,680	12.04	12.9

2016
Northern NJ	6	57,707		1.4	690,692	11.97	1.2
Central NJ	8	113,731		2.7	1,749,179	15.38	3.1
Westchester Co., NY	42	261,434		6.1	4,158,575	15.91	7.3
Sub Philadelphia	12	165,743		3.9	1,121,218	6.76	2.0
Fairfield Co., CT	2	106,100		2.5	1,752,680	16.52	3.1
TOTAL – 2016	70	704,715		16.6	9,472,344	13.44	16.7

2017	65	532,009		12.5	7,029,273	13.21	12.4

2018	73	674,901		15.9	8,867,709	13.14	15.6

2019	45	629,170		14.8	8,506,412	13.52	15.0

2020	24	274,977		6.5	3,436,568	12.50	6.0

2021	12	146,275		3.4	2,047,250	14.00	3.6

2022	6	67,027		1.6	925,393	13.81	1.6

2023	7	127,407		3.0	1,783,271	14.00	3.1

2024	12	148,674		3.5	2,411,389	16.22	4.2

2025 and thereafter	5	69,430		1.6	947,917	13.65	1.7
Totals/Weighted
Average	429	4,256,133	(c)	100.0	56,894,293	13.37	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2014 billings times 12. For leases whose rent commences after April 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring March 31, 2014 aggregating 6,580 square feet and representing annualized rent of $128,310 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2014, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014	1	5,890	1.5	78,042	13.25	1.7

2015	2	35,700	9.4	488,600	13.69	11.4

2016	4	30,988	8.2	346,794	11.19	8.1

2018	3	93,483	24.6	595,973	6.38	14.0

2019	3	44,445	11.7	792,401	17.83	18.6

2020	1	47,232	12.5	674,473	14.28	15.8

2023	2	75,721	20.0	878,364	11.60	20.6

2024	1	46,000	12.1	416,760	9.06	9.8
Totals/Weighted
Average	17	379,459	100.0	4,271,407	11.26	100.0
(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2014 billings times 12. For leases whose rent commences after April 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014
Central NJ	2	1,860	8.0	40,660	21.86	6.7
Westchester Co., NY	1	9,300	40.0	175,000	18.82	29.0
TOTAL – 2014	3	11,160	48.0	215,660	19.32	35.7

2015
Central NJ	2	3,014	13.0	71,700	23.79	11.9
Westchester Co., NY	-	-	-	-	-	-
TOTAL – 2015	2	3,014	13.0	71,700	23.79	11.9

2016
Central NJ	1	1,060	4.6	23,856	22.51	4.0
Westchester Co., NY	-	-	-	-	-	-
TOTAL – 2016	1	1,060	4.6	23,856	22.51	4.0

2025 and thereafter	1	8,000	34.4	292,000	36.50	48.4

Totals/Weighted
Average	7	23,234	100.0	603,216	25.96	100.0
(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual March 2014 billings times 12. For leases whose rent commences after April 1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2014